                                                                    EXHIBIT 10.6

                       FOREST GREEN CORPORATE OFFICE PARK



                                    ORMSBY I

                              OFFICE BUILDING LEASE




                                 BY AND BETWEEN



                          FAULKNER HINTON/ORMSBY I LLC
                    A KENTUCKY LIMITED LIABILITY CORPORATION
                                   ("LESSOR")




                                       AND




                             HIGH SPEED ACCESS CORP.
                             A DELAWARE CORPORATION
                                   ("LESSEE")







                             DATED FEBRUARY 26, 2000

                                TABLE OF CONTENTS


                              OFFICE BUILDING LEASE

                               ------------------





                                                                                                       PAGE
ARTICLE I         -   BASIC LEASE PROVISIONS AND LEASE OF PREMISES.....................................  1


ARTICLE II        -   TERM AND POSSESSION............................................................... 3

ARTICLE III       -   RENT.............................................................................. 4

ARTICLE IV        -   SECURITY DEPOSIT.................................................................. 6

ARTICLE V         -   OCCUPANCY AND USE................................................................. 7

ARTICLE VI        -   UTILITIES AND OTHER BUILDING SERVICES............................................. 7

ARTICLE VII       -   REPAIRS, MAINTENANCE, ALTERATIONS,

                      IMPROVEMENTS AND FIXTURES......................................................... 8




ARTICLE VIII      -   FIRE OR OTHER CASUALTY INSURANCE.................................................. 9

ARTICLE IX        -   EMINENT DOMAIN................................................................... 10

ARTICLE X         -   LIENS............................................................................ 10

ARTICLE XI        -   RENTAL, PERSONAL PROPERTY AND OTHER TAXES........................................ 10

ARTICLE XII       -   ASSIGNMENT AND SUBLETTING........................................................ 10

ARTICLE XIII      -   SUBORDINATION, NON-DISTURBANCE & ATTORNMENT.......................................11

ARTICLE XIV       -   ABANDONMENT.......................................................................11

ARTICLE XV        -   DEFAULTS AND REMEDIES............................................................ 11

ARTICLE XVI       -   LETTER OF CREDIT................................................................. 12

ARTICLE XVII      -   HAZARDOUS SUBSTANCES............................................................. 12

ARTICLE XVIII     -   NOTICE AND PLACE OF PAYMENT...................................................... 13

ARTICLE XIX       -   MISCELLANEOUS GENERAL PROVISIONS................................................. 13


EXHIBIT A         -        SITE PLAN

EXHIBIT B         -        LEGAL DESCRIPTION

EXHIBIT C         -        FLOOR PLAN OF PREMISES

EXHIBIT D         -        DESCRIPTION OF LESSOR'S WORK

EXHIBIT E         -        GREENWAYS PLAN

EXHIBIT F         -        LEASEHOLD IMPROVEMENTS

EXHIBIT G         -        ACCEPTANCE OF PREMISES AMENDMENT

EXHIBIT H         -        RULES AND REGULATION

EXHIBIT I         -        SUBORDINATION, NON-DISTURBANCE & ATTORNMENT AGREEMENT

                       FOREST GREEN CORPORATE OFFICE PARK

                                    ORMSBY I

                                      LEASE

                                     BETWEEN


                      FAULKNER HINTON/ORMSBY I, LLC, LESSOR

                                       AND

                         HIGH SPEED ACCESS CORP., LESSEE

This Lease is entered into and made this 26th day of February, 2000, by and Faulkner Hinton/Ormsby I, LLC, a Kentucky Limited Liability Corporation herein called "Lessor", and High Speed Access Corp., a Delaware Corporation, herein called "Lessee".

                                   WITNESSETH

     WHEREAS Lessor is desirous of leasing the Premises, more fully described hereinafter, to Lessee; and

     WHEREAS Lessee is desirous of leasing the Premises, more fully described hereinafter, from Lessor; and

     WHEREAS both parties to this Lease have fully reviewed, understand and accept all provisions of this Lease; and

     WHEREAS, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                  BASIC LEASE PROVISIONS AND LEASE OF PREMISES

1.01 BASIC LEASE PROVISIONS. The basic terms of this Lease are known as the "Basic Lease Provisions," which are set forth below:

         A.   Project Name and Address:                       Ormsby I
                                                              Forest Green Corporate Office Park
                                                              Hurstbourne Parkway
                                                              Louisville, Kentucky 40223

              Premises Location:                              1st Floor, Suite 100
                                                              2nd Floor, Suite 200
                                                              3rd Floor, Suite 300
                                                              4th Floor, Suite 405

         B.   Total Rentable Area in the Building:            150,642 Rentable Square Feet

              Total Rentable Area of the Premises:            Suite 100 - 22,593 Rentable Square Feet
                                                              Suite 200 - 24,924 Rentable Square Feet
                                                              Suite 300 - 25,828 Rentable Square Feet
                                                              Suite 405 - 10,321 Rentable Square Feet
                                                              Total     - 83,666 Rentable Square Feet

              Pro Rata Occupancy:                             55.54%

         C.   Initial Term of the Lease shall be:             Seven (7) Years  beginning  September  1,  2000,  subject  to
                                                              Article II, Paragraph 2.01

              Rent Commencement Dates:                        June 1, 2000 for Suite  100 and Suite  200;  July 1, 2000 for
                                                              Suite 300;  and  September 1, 2000 for Suite 405, all subject to Article II, Paragraph 2.01

              Expiration Date:                                August 31,  2007 for all  Premises,  subject  to Article  II,
                                                              Paragraph 2.01

         D.   Initial Base Rent:                              $16.96 per Rentable Square Foot
                                                              $1,418,975.36 per Annum or $118,247.95 per Month
                                                              Subject to Article II Paragraph  2.02 & Article III Paragraph
                                                              3.01

              Operating Expense Stop:                         $3.21 per Rentable Square Foot
                                                              $268,567.86 per Annum

              Net Rent Base:                                  $13.75 per Rentable Square Foot
                                                              $1,150,407.50 per Annum

         E.   Letter of Credit:                               $1,645,256.15  for the first year,  reducing  by  $411,314.04 each year thereafter

         F.   Security Deposit:                               $354,743.85  for the  Initial  Term and  $118,247.95  for the
                                                              Renewal Term

         G.   Acceptance Date:                                On or before March 1, 2000

         H.   Addresses for Notices and Payments:             TO LESSOR:

                                                              Faulkner Hinton/Ormsby I, LLC
                                                              c/o Faulkner Hinton & Associates, Inc.
                                                              P.O. Box 8060
                                                              Louisville, Kentucky 40257-8060

                                                                         - or by hand -

                                                              3991 Dutchmans Lane, Suite 400
                                                              Louisville, Kentucky 40207

                                                              TO LESSEE:

                                                              High Speed Access Corp.
                                                              4100 E. Mississippi Avenue, Suite 1150
                                                              Denver, Colorado 80246
                                                              Attn:  Rich Pulley

                                                              with a copy to:

                                                              John Hundley, Esq.
                                                              High Speed Access Corp.
                                                              1000 W. Ormsby Avenue
                                                              Louisville, Kentucky  40210

         I.   Renewal Term:                                   One seven  (7) year renewal.  (See First Addendum to Lease)

         J.   Ground Level Premises:                          Suite G125  containing  16,117  Rentable  Square  Feet.  (See
                                                              Second Addendum to Lease)

         K.   Roof Level Premises:                            250 usable square feet.  (See Third Addendum to Lease)



                          - INTENTIONALLY LEFT BLANK -



                                                                     Lessor:
                                                                            ----
                                  Page 2 of 15
Forest Green/Ormsby I Lease                                          Lessee:

         1.02 LEASE OF PREMISES. Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby demise, let and lease to Lessee, and Lessee does hereby hire, take and lease from Lessor, on the terms and conditions hereinafter set forth, the Premises described in Paragraph 1.03, to have and to hold the same, with all appurtenances, unto the Lessee for the term hereinafter specified.

         1.03 DESCRIPTION OF BUILDING, PREMISES AND COMMON AREAS. This Lease and the provisions contained herein define all rights of Lessee in and to the Building, Common Area, and Premises.

         A. THE BUILDING. The Building, known as Ormsby I, which shall house the Premises leased to Lessee, is one of two office buildings located in the Forest Green Corporate Office Park (the "Property"). The Forest Green Corporate Office park is situated on Hurstbourne Parkway at Dorsey Lane in Louisville, Kentucky. The Building consists of a six story general office building, parking area and other related improvements, all located generally as shown on the Site Plan attached hereto as Exhibit A. The approximate number of Rentable Square Feet in the Building as specified in Article I, Paragraph 1.01 of the Basic Lease Provisions. Any reference in this Lease to the term 'Building' shall include any office building, the Common Areas (as hereinafter defined) and the land described in the Legal Description attached hereto as Exhibit B, unless the context requires otherwise.

         B. THE PREMISES. The Premises shall be the demised areas within the Building outlined on the floor plan(s) attached hereto as Exhibit C. The approximate Rentable Square Feet of the Premises shall be as specified in Article I, Paragraph 1.01, subject to correction upon execution of the Acceptance of Premises Amendment. The Rentable Square Feet of both the Building and the Premises shall be evidenced by a certificate from an architect mutually acceptable to the parties. The method of determining Rentable Square Feet of the Premises and Rentable Square Feet of the Building shall be ANSI/BOMA Z65.1-1996. The Premises are known or are to be known by the suite number(s) specified in
         Article I, Paragraph 1.01 of the Basic Lease Provisions.

         C. THE COMMON AREAS. The Common Areas refers to the areas of the Building and the land which are designated for use in common by all lessees of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, rest rooms, side-walks, driveways, parking areas, landscaped areas, courtyards and any other areas as may be designated at any time by Lessor as part of the Common Areas of the Building. The Lessee, its employees, agents, customers, guests, and invitees, shall have a nonexclusive right to use and enjoy the Common Areas. Lessor may at any time close temporarily any Common Areas to make repairs or changes therein or to effect construction, repairs or changes within the Building and may do such other acts in and to the Common Areas as in Lessor's judgement may be desirable to improve the convenience thereof.

         1.04 THE GREENWAYS AREA. The term Greenways Area refers to the areas identified as Greenways on that Plat of record in Plat Book 44, Page 16, in the office of the Clerk of Jefferson County, Commonwealth of Kentucky, as such plat is modified from time to time. The Greenways Area is currently as approximately indicated in Exhibit E. Lessor shall, during the term of this Lease, delegate to Lessee, its employees, agents, customers, guests, and invitees, Lessor's nonexclusive right, resulting from Lessor's status as the owner of the Building, to use and enjoy the Greenways Areas. Lessee, including its employees, agents, customers, guests, and invitees, hereby agree to abide by any and all rules and regulations the Forest Green Development Association, Inc. a Kentucky not-for-profit corporation, its successors or assign, may impose on Lessor.

         1.05 CHANGE IN PLANS. Notwithstanding any plan or specification provided for in this Lease, Lessor reserves the right to make minor changes or revisions to the Site Plan, to change or modify and add to or subtract from the size and dimension of the Building or any part thereof, the number, location and dimensions of buildings, any designated parking spaces, the number of floors in any building, the location, size and number of tenants' spaces, and the size, shape, location and arrangement of Common Areas, and to design and decorate any portion of the Building as Lessor desires. In the event the size of the Building is altered, modified or changed, the Rentable Area of the Building and Lessee's Pro Rata Occupancy as specified herein shall be adjusted to reflect the new area measurements, however, the Rentable Area of the Premises shall not materially change. The Building, Common Areas, and Site Plan are subject to minor change without notice, do not grant any easement rights to Lessee, do not obligate Lessor to construct any buildings shown other than the Building in which the Premises are located and are not to be construed as containing any representations or agreements by Lessor. In no event shall Lessor reduce the parking ratio below five (5) parking spaces for every 1,000 usable square feet on floors 1 through 6 of the Building and the Future Building.

         1.06 APPLICABLE LAWS. Lessor shall construct and maintain the Building, Premises, and Common Areas in compliance with all applicable local, state, and federal codes, regulations and ordinances, including the Americans with Disabilities Act of 1990. The Building has been designed and constructed for a digital redundant telecommunications system, including a conduit for looped fiber optics and cable (CATV) to the Building with electrical service from a loop supplied by two separate substations. Upon receipt, Lessor shall provide Lessee with a copy of the Certificate of Occupancy evidencing compliance with said applicable local, state, and federal codes, regulations and ordinances.

                                   ARTICLE II
                               TERM AND POSSESSION

         2.01 COMMENCEMENT AND EXPIRATION. The Term of this Lease shall be seven
         (7) years but rent shall commence on the respective Rent Commencement Dates shown in Article I, Paragraph 1.01 of the Basic Lease Provisions or such earlier dates as Lessee takes possession and commences beneficial use of the respective Premises. The Rent Commencement Dates may be extended by Lessee by providing notice to Lessor, for governmental approval and construction delays of the Premises beyond Lessee's control, including, but not limited to: acts of God, labor strikes, and delays caused by Lessor. In the event the Premises are not ready for occupancy on the respective Rent Commencement Dates, this Lease shall remain in effect. The initial term thereof shall begin on September 1, 2000 unless the Premises are not ready on that date because such delay was caused by one of the reasons set forth above. If the Lease commences on any day other than the first day of a calendar month, the term of the Lease shall be extended by that part of one month necessary to cause the expiration of the term to be on the last day of a calendar month.



                                                                     Lessor:
                                                                            ----
                                  Page 3 of 15
Forest Green/Ormsby I Lease                                          Lessee:

         2.02 CONSTRUCTION OF LESSOR'S WORK AND LESSEE'S WORK. Lessor will perform or cause to be performed the work described on Exhibit D on or before March 31, 2000 and shall furnish Lessee with a Certificate of Occupancy on or before April 14, 2000. Lessee shall perform or cause to be performed the Leasehold Improvements as set forth on Exhibit F attached hereto. Each party shall perform such work, subject to events and delays beyond its control for which neither party will be liable to the other party in any way. Lessor will tender the Premises to Lessee by providing ten (10) days notice of the day on which its work will be completed. Before Lessee takes possession of the Premises, Lessor and Lessee shall execute an Acceptance of Premises Amendment, in a similar form as attached hereto as Exhibit G, which, besides affixing and confirming the respective Commencement Dates, Expiration Date, Rentable Square Feet, and Initial Base Rent, will contain acknowledgments that subject to latent defects and seasonal HVAC matters of the Base Building described in Exhibit D, Lessee has accepted the Premises in their then present condition, and that the Premises are satisfactory in all respects except for minor "punch list" items agreed to in writing by Lessor and Lessee, which Lessor will promptly remedy. If Lessee takes possession of the Premises, Lessee shall be deemed to have accepted the Premises subject to latent defects and seasonal HVAC matters of the Base Building described in Exhibit D, even though the Acceptance of Premises may not have been executed.

         2.03 SURRENDER OF THE PREMISES. Upon the Expiration Date or earlier termination of this Lease or upon default or breach of this Lease by Lessee, Lessee shall immediately surrender the Premises and all access keys to the Premises to Lessor, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and such damage as Lessee is not obligated to repair; failing this, Lessor may restore the Premises to such condition and replace the access keys not returned, at Lessee's expense, and Lessee shall immediately reimburse Lessor upon demand. Upon such expiration or termination, Lessee shall have the right to remove its property (as described in Article VII, Paragraph 7.04). Lessee shall promptly repair any damage caused by any such removal, and shall restore the Premises to the condition existing prior to the installation of the items so removed.

         2.04 HOLDING OVER. If Lessee shall hold over after the expiration of the term of this Lease, it shall be deemed to be occupying the Premises as a Lessee from month to month, which tenancy may be terminated as provided by law. Lessee agrees that holding over beyond the term of this Lease shall cause irreparable damage to Lessor and that it will be impossible to estimate or determine the damage that will be suffered by Lessor in such an event. Therefore during such tenancy, Lessee agrees to pay to Lessor one and a quarter times (125% of) the Base Rent which was payable in the month immediately preceding the month in which the expiration or termination occurs and to be otherwise bound by all of the terms, covenants and conditions contained in this Lease. If Lessee fails to surrender the Premises upon the termination of this Lease, Lessee shall indemnify and hold Lessor harmless from loss or liability resulting from such failure from whatever source.

                                   ARTICLE III
                                      RENT

         3.01 BASE RENT. Lessee shall pay to Lessor as Base Rent for the Premises the annual sum specified in Article I, Paragraph 1.01 of the Basic Lease Provisions, payable in consecutive monthly installments, in advance, on or before the first day of each and every calendar month during the term of this Lease without demand, notice or offset; provided, however, that if the Commencement Date shall be a day other than the first day of a calendar month, the Base Rent installment for such first fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month. The Initial Base Rent herein is acknowledged to be based on the estimated Rentable Square Feet of the Premises and shall be confirmed in the Acceptance of Premises Amendment after the construction of the Premises. The Prepaid Rent as specified in Article I, Paragraph 1.01, shall be applied towards the first monthly installment of the Base Rent. Lessee's Initial Net Rent Base as specified in Article I, Paragraph 1.01, Item D of the Basic Lease Provisions is subject to annual adjustments at the end of each Lease Year (as hereinafter defined) to reflect a two percent (2%) increase. Commencing the second Lease Year, Lessee shall pay as additional rent to Lessor an amount determined by multiplying the Net Rent by 1.02. The resulting Net Rent amount, plus the Operating Expense Stop, will be the Base Rent for the second Lease Year. For each Lease Year thereafter, the Net Rent computation will be the same. As used in this Paragraph, the term "Lease Year" shall mean each succeeding twelve months commencing with the first day of the initial term hereof; provided, however, that if the date on which the Lease term commences is other than the first day of the calendar month, then the first Lease Year shall commence on the date of the month following the commencement of the Lease term and end on the last day of the twelfth full calendar month occurring thereafter.

         3.02 ADDITIONAL RENT.

         A. OPERATING EXPENSE ADJUSTMENT:

                  1. Definitions: (a) "Building Operating Expenses" shall mean the amount of any and all of Lessor's actual and direct costs, expenses and disbursements of any kind and nature, incurred in connection with the management, operation, maintenance and repair of the Building, including the Common Areas, or any improvements situated on the property for a particular calendar year or portion thereof, as determined by Lessor based upon generally accepted accounting principles applied in a consistent manner, together with all additional actual and direct costs, expenses and disbursements with respect to the management, operation and maintenance of the Building which Lessor determines that it would have paid during such year if the Building had been ninety-five percent (95%) occupied. Building Operating Expenses include by way of illustration but not limitation: all general real estate taxes, payments in lieu of real estate taxes, and all special assessments levied against the Building (hereinafter called "real estate taxes"); costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums on insurance coverage which is required to be carried by Lessor or which Lessor may elect to carry at Lessor's reasonable discretion; water, sewer, electrical and other utility charges for the Common Areas of the Building, and utility charges for the Premises which are not separately metered; service and other charges paid in connection with the operation and maintenance of the elevators, the heating, ventilation and air-conditioning systems; association fees; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance; parking lot maintenance; snow removal; security services; license, permit and inspection fees; management fees; auditing fees; wages and related employee benefits payable for the maintenance and operation of the Building; and, in general, all other costs and expenses which would generally be regarded as operating and maintenance costs and expenses. There shall also be included in the Building Operating Expenses the cost or portion thereof reasonably allocable to any capital improvement made to the Building by Lessor after



                                                                     Lessor:
                                                                            ----
                                  Page 4 of 15
Forest Green/Ormsby I Lease                                          Lessee:

the date of this Lease which (i) improves the operating efficiency of any system within the Building and thereby reduces Building Operating Expenses (but only to the extent of actual savings), or (ii) is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (iii) is installed pursuant to Paragraph 3.02, with such cost being amortized over such period of time and in such manner as Lessor shall reasonably determine, together with interest on such cost or the unamortized balance thereof. Building Operating Expenses shall not include: (i) expenses for painting, redecorating or other work which Lessor performs for any lessee in the Building; (ii) expenses for repairs or other work occasioned by fire, windstorm or other insurable casualty; (iii) expenses incurred in leasing or procuring new lessees, including leasing commissions, leasehold improvements, tenant allowances, moving allowances, other inducements, advertising and promotion activities; (iv) legal expenses incurred in enforcing the terms of any lease;
(v) interest or amortization payments on any mortgage or mortgages; (vi) penalties for late payment of real estate taxes; (vii) amounts for net income, stock, transfer, franchise, gift and estate taxes; (viii) all costs for which Lessee or any other lessee in the Building is being charged other than pursuant to Operating Expenses Adjustment clauses; (ix) the cost of any electric current furnished to any portion of the Premises (it being understood that Lessee shall pay for its own electricity) as well as the cost of electricity or other services to other lessees beyond normal office consumption during normal business hours; (x) the cost of correcting defects in the construction of the Building or its operating systems (including any structural repairs or warranty work); (xi) the cost of any repair or restoration made by Lessor because of casualty or condemnation; (xii) the cost of any items for which Lessor is to be reimbursed by insurance, third parties or other lessees; (xiii) the cost of any capital items except as expressly allowed in this Paragraph; (xiv) all administrative and management services (except for the cost of the on-site manager and his direct expenses) in excess of four percent (4%) of the annual Base Rent (less the Real Estate Taxes and Insurance components) from lessees of the Building; (xv) the cost of any items which are not included in Operating Expenses for any other lessee in the Building; and (xvi) the cost of general office cleaning (it being understood that Lessee shall provide its own cleaning and janitorial supplies for floors 1 through 3). Furthermore, Lessee shall be liable for seventy-five percent (75%) of the total trash removal and HVAC supplies, maintenance and repairs. (b) "Pro Rata Occupancy" shall mean the percentage specified in Article I, Paragraph 1.01 of the Basic Lease Provisions subject to amendment by the Acceptance of Premises Amendment. The method of determining Pro Rata Occupancy shall be to divide Lessee's Rentable Square Feet of the Premises (not including any Ground Level or Roof Level Premises) by the Total Rentable Area of the Building (not including any Ground Level or Roof Level Premises).

                  2. PAYMENT OBLIGATIONS. If in any calendar year or partial calendar year during the term hereof, the Building Operating Expenses adjusted for Lessee's Pro Rata Occupancy should exceed the Operating Expense Stop in the amount specified in Article 1, Paragraph 1.01, then Lessee shall pay as Additional Rental for that year or partial calendar year its pro rata portion of these Building Operating Expenses in excess of the amount Operating Expense Stop (the "Operating Expense Adjustment"). Such pro rata portion to be calculated by multiplying the Building Operating Expenses in excess of the Operating Expense Stop for the Premises by Lessee's Pro Rata Occupancy. A statement showing the Building Operating Expenses and Lessee's proportionate share thereof shall be delivered by Lessor to Lessee within one hundred twenty (120) days after the end of any calendar year together with reasonably detailed back-up information supporting each item. Within thirty (30) days after delivery by Lessor to Lessee of such statement, Lessee shall pay to Lessor the Operating Expense Adjustment, which shall be deemed Additional Rent under this Lease. Lessor represents and warrants to Lessee that the Operating Expense Stop in Paragraph 1.01D is Lessor's best estimate of the actual Building Operating Expenses for the first year of Lessee's occupancy. Any Building Operating Expenses in excess of ten percent (10%) of that Operating Expense Stop shall be added to the estimated Operating Expense Stop and the resultant Operating Expense Stop shall be used for the remainder of the Lease term in any calculations to arrive at Lessee's liability for Building Operating Expenses.

                  3. SUCCEEDING YEAR OPERATING EXPENSES. Within one hundred twenty (120) days after the end of any calendar year (subsequent to the initial calendar year), Lessor shall advise Lessee of the estimated amount of the increase, if any, in Operating Expenses over Lessee's Operating Expense Stop as defined herein, for the upcoming calendar year and Lessee shall pay to Lessor, Lessee's share of such estimated increase in equal monthly installments on the first day of each month during that calendar year together with the Base Rent. Lessor shall ascertain and advise Lessee of Lessee's share of the amount of any increase in Operating Expenses for the preceding year and any additional sum owed by Lessee to Lessor shall be paid to Lessor within thirty (30) days following the receipt of Lessor's notice thereof. Should any excess have been paid by Lessee to Lessor for the preceding year, Lessor shall apply the excess toward sums due for the next following calendar year. In no event shall the provisions of this paragraph reduce the rent below the Base Rent. Lessor shall use its best efforts to keep Building Operating Expenses as low as possible consistent with the operation of a first class office building. At the written request of Lessee, Lessor shall, at least once every three (3) years, bid out the insurance contracts. Lessee shall not be liable in any way for more than a three percent (3%) annual increase in any item which is not an Uncontrollable Expense. "Uncontrollable Expenses" shall mean those expenses that are subject to increases, which are outside of Lessor's control, including, but not limited to, any increase in expenses relating to utility rates, collectively bargained union wages, government mandated minimum wages, waste disposal regulations, snow removal, insurance, HVAC regulations, and real estate taxes.

                  4. MULTIPLE BUILDINGS. Upon the completion of the second planned building as indicated on Exhibit A, Lessor shall have the option to combine the Building Operating Expenses, as defined herein, of the two buildings for the purposes of calculating the Operating Expense Adjustment, if combining the Building Operating Expenses results in a lower operating expense for Lessee on a per Rentable Square Foot basis. Lessor shall recalculate and provide written notice to Lessee of the adjusted the Total Rentable Area to include both buildings and Lessee's adjusted Pro Rata Occupancy. The process, as defined herein, to calculate Lessee's Operating Expense Adjustment shall remain unchanged.

                  5. REDUCTIONS TO THE OPERATING EXPENSE ADJUSTMENT. As a result of Lessee's permitted 24 hour, 7 day use, Lessor reserves the right to reduce or eliminate those services that exclusively serve the Premises if such can be provided by Lessee directly. The associated expense of those services shall be excluded from the Building Operating Expenses and the Operating Expense Stop shall be adjusted to reflect this modification to the Operating Expense Adjustment calculation as defined herein.

         B. IMPROVED OPERATING EFFICIENCY. If, at any time after the Commencement Date, Lessor shall install a labor or energy saving device or other equipment, which improves the operating efficiency of any system within the Building (such as an energy management computer system) and thereby reduces Building Operating Expenses or utilities to operate the Building, or limits future increases in Building Operating Expenses or utility costs, then Lessor may add to Building Operating Expenses an annual amortization allowance based upon the costs of such equipment, plus interest on the unamortized balance thereof, amortized in equal installments over such period as determined by generally accepted accounting principles; provided, however, that the amount of such annual amortization allowance and interest shall not exceed the annual savings in costs or expenses attributable to such installed device or equipment, and in no event shall such amortization allowance increase the sum of Building Operating Expense over what it would have been if such labor or energy saving device or other equipment had not been installed.



                                                                     Lessor:
                                                                            ----
                                  Page 5 of 15
Forest Green/Ormsby I Lease                                          Lessee:

         C. RIGHT TO REVIEW. Lessee shall have the right to review supporting data for any portion of a Building Operating Expense Adjustment. In order for Lessee to exercise its right under this Paragraph: (i) Lessee shall, within thirty (30) days after any such Building Operating Expense Adjustment is sent, deliver a written notice to Lessor exercising its right to review; (ii) Lessee shall specify in the notice the portions of the Building Operating Expense Adjustment that are claimed to be incorrect; and (iii) Lessee shall have paid all undisputed amounts due from Lessee to Lessor as specified in the Building Operating Expense Adjustment notice. In no event shall Lessee be entitled to withhold, deduct, or offset any monetary obligation of Lessee to Lessor under the Lease pending the completion of and regardless of the results of any review of records under this Paragraph. The right of Lessee under this Paragraph may only be exercised once for any Building Operating Expense Adjustment Notice. Lessee shall provide fifteen (15) days notice of its desire to review the records which said review shall be conducted at the main office of Lessor during normal business hours. Such records shall be made available for inspection only and may not be mechanically reproduced. Any review to be conducted under this Paragraph shall be at the sole expense of Lessee (unless Lessor has overcharged Lessee by three percent or more, in which case Lessor shall pay all costs of such review) and shall be conducted by an independent firm or certified public accountants. Lessee acknowledges and agrees that any records reviewed under this Paragraph constitute confidential information of Lessor, which shall not be disclosed to anyone other than the accountants performing the review and those authorized employees and agents of Lessee. Lessee shall have fifteen (15) days to complete such review of records and submit any objections or findings to Lessor. Any errors disclosed by the review of the records under this Paragraph shall be promptly corrected, provided that Lessor shall have the right to cause another review of the records to be made by an independent firm of certified public accounts. In the event that the results of the review of records reveal that Lessee has overpaid any obligation for a preceding period, that amount of such overpayment shall be credited against Lessee's subsequent Building Operating Expense installment obligation or refunded to Lessee if the term has expired. In the event that such results show that Lessee has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Lessee to Lessor with the next succeeding Building Operating Expense installment obligation. Lessor shall be permitted at the end of each calendar year to destroy or otherwise dispose of its records, except in regard to a dispute which said records shall be retained until such dispute is fully resolved. Notwithstanding the above, in no event shall Lessor dispose of any records less than twenty-four (24) months old.

3.03 DEFINITION OF RENT. The Base Rent, Additional Rent, and any other amounts of money to be paid by Lessee to Lessor pursuant to the provisions of this Lease, including any sums due under any and all Exhibits attached hereto, whether or not such payments are denominated Rent or Additional Rent and whether or not they are to be periodic or recurring, shall be deemed Rent or Additional Rent for purposes of this Lease; and any failure to pay any of the same as provided in this Lease shall entitle Lessor to exercise all of the rights and remedies afforded hereby or by law for the collection and enforcement of Lessee's obligation to pay Rent. Lessee's obligation to pay any such Rent or Additional Rent pursuant to the provisions of this Lease shall survive the expiration or other termination of this Lease and the surrender of possession of the Premises after any hold-over period.

3.04 SERVICE CHARGE. If any payment due Lessor under this Lease has not been received by Lessor within five (5) days after the same has become due, a service charge equal to the lesser of Five Hundred Dollars ($500) or five percent (5%) of the amount of the payment so overdue shall be charged, and an additional like amount may be charged on the first day of each calendar month thereafter until the delinquent payment has been paid in full, as reimbursement to Lessor for the estimated additional administrative expense incurred. In the event any payment as called for in this Lease is returned to Lessor for reason of insufficient funds in Lessee's account or other reason for non-payment of Lessee's payment by Lessee's depository, Lessee shall be subject to a $25.00 processing fee plus any applicable service charge as described above. No payment by Lessee or receipt by Lessor of a lesser amount than any payment of Rent or Additional Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of Rent or Additional Rent shall be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or payment of Rent or Additional Rent, or pursue an other remedies available to Lessor.

3.05 REAL ESTATE TAX. Lessor shall pay all real estate taxes and assessments on the Building prior to delinquency. Lessee shall have the right, on Lessor's behalf, to challenge the assessed valuation of the Building with the appropriate taxing authorities at any time after execution of this Lease so long as Lessee notifies Lessor in advance of such negotiations and makes a reasonable effort to allow Lessor's participation. In the event that Lessee desires to contest an increase, Lessor shall join in such context with Lessee, and the cost thereof shall be a Building Operating Expense.

                                   ARTICLE IV
                                SECURITY DEPOSIT

4.01 SECURITY DEPOSIT. As security for the performance and observance by Lessee of all of its obligations under the terms, condition and covenants of this Lease, Lessee has deposited with Lessor the sum specified in Article I, Paragraph 1.01 of the Basic Lease Provisions, which sum shall be held by Lessor as a security deposit during the term of this Lease. If Lessee performs and observes all of the terms, conditions and covenants of this Lease which are required to be performed and observed by it, Lessor shall return the security deposit, or balance thereof then held by Lessor, without interest, to Lessee within thirty (30) days after the Expiration Date or after Lessee surrenders possession of the Premises, whichever is later. In the event of a default by Lessee in the payment of rent or the performance or observance of any of the other terms, conditions or covenants of this Lease which has not been cured within the applicable cure period, then Lessor may, at its option and without further notice, apply all or any part of the security deposit in payment of such rent or to cure any other such default; and if Lessor does so, Lessee shall, upon request, deposit with Lessor the amount so applied so that Lessor will have on hand at all times during the term of this Lease the full amount of the security deposit. Lessor shall be required to hold the security deposit as a separate non-interest bearing account at Firstar Bank, NA for the term of Lessor's loan on the Premises with Firstar Bank. If Lessee is in default under this Lease more than two (2) times within any twelve (12) month period, irrespective of whether or not such default is cured, then, without limiting Lessor's other rights and remedies provided for in this Lease or at law or equity, the Security Deposit shall automatically be increased by an amount equal to the greater of: (i) an amount equal to the original Security Deposit, or (ii) the amount of one (1) month's Base Rent, which shall be paid by Lessee to Lessor forthwith on demand.

4.02 TRANSFER. In the event of a sale or lease of the Building of which the Premises are a part, Lessor shall have the right to transfer the security deposit to its purchaser or lessee, and Lessor shall thereupon be released by Lessee from all responsibility for the return of such security deposit; and Lessee agrees to look solely to the new purchaser or lessee for the return of such deposit. In the event of an assignment of this Lease by Lessee, the security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further responsibility of such deposit to the assignor.



                                                                     Lessor:
                                                                            ----
                                  Page 6 of 15
Forest Green/Ormsby I Lease                                          Lessee:

                                    ARTICLE V
                                OCCUPANCY AND USE

5.01 USE OF PREMISES. Lessee shall use and occupy the Premises for general office space, computer network operations center, equipment testing and staging, a 24-hour 7-day per week call center help line, a training facility and uses ancillary to the foregoing and for no other purpose. Lessee shall not use or occupy the Premises in violation of law or of the Certificate of Use or Occupancy issued for the Building of which the Premises are a part, and shall immediately discontinue any use of the Premises which is declared by either any governmental authority having jurisdiction or the Lessor to be a violation of any law, code, regulation or a violation of said Certificate of Use or Occupancy. Lessee shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Lessee's use or occupancy of the Premises, impose any duty upon Lessee or Lessor with respect to the Premises or with respect to the use or occupation thereof. Lessee shall not do nor permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building and/or property located therein, and shall comply with all rules, orders, regulations and requirements of the appropriate Fire Rating Bureau or any other organization performing a similar function. Lessee shall promptly upon demand reimburse Lessor for any additional premium charged for such policy by reason of Lessee's failure to comply with the provisions of this paragraph. Lessee shall not do or permit anything to be done in, on or about the Premises which would in any way obstruct or interfere with the rights of other lessees or occupants of the Building, or use or allow the Premises to be used for any immoral, unlawful or objectionable purpose, nor shall Lessee maintain or permit any nuisance or commit any waste in, on or about the Premises.

5.02 COMPLIANCE WITH BUILDING RULES AND REGULATIONS. Rules and regulations governing the use and occupancy of the Premises and all other leased space in the Building have been adopted by Lessor for the mutual benefit and protection of all the lessees in the Building. Lessee shall comply with and conform to the rules and regulations currently in effect, which are set forth on a schedule attached hereto, made a part hereof and marked Exhibit H. Lessor shall have the right to amend such rules and regulations or to make new rules and regulations from time to time in any reasonable manner. Any such amendments to the rules and regulations shall be set forth in writing and shall be given to Lessee, who shall thereafter comply with and conform to the same. All such rules and regulations shall be applied and enforced uniformly as to all lessees in the Building.

5.03 FLOOR LOADS. Lessee shall not overload the floors of the Premises beyond their designed weight-bearing capacity which Lessor has determined to be fifty
(50) pounds per square foot live load for office space (excluding the twenty
(20) pound per square foot live load allowance for partitions) and seventy (70) pounds per square foot live load for open space. Lessor reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Lessee desires to place in the Premises so as to distribute properly the weight thereof. Lessor may require the removal of any equipment or furniture which exceeds the weight limits of the Building.

5.04 SIGNS. Lessee shall not inscribe, paint, affix or display any signs, advertisements or notices on, in or around the Building, or in the windows thereof, except for such Lessee identification information as Lessor permits to be included or shown on or adjacent to the Lessee access door(s) to the Premises on multi-tenant floors or, on the Building directory. On floors occupied exclusively by Lessee, Lessee, at its sole discretion, shall be permitted to install signage in the common areas, including the elevator lobby. On the first floor, Lessee shall be permitted to install reasonable non-building standard signage suitable for a multi-tenant building, with Lessor's prior approval. Lessor shall furnish and install, at its expense up to $10,000, a monument type sign on the Property with Lessee's name and logo in a style and location reasonably acceptable to Lessee. Lessor shall approve the material, design, location, size and content of the monument type sign which shall be consistent with the other monument type signs located or to be located within the Forest Green Mixed Use Development. This provision shall not limit or prohibit Lessor from installing other monument type signs on the Property for identification or that contain the names of other lessees located within the Building but no such signs shall be larger or more visible than Lessee's sign. During the term of this Lease, Lessor shall not permit any other lessee of the Building to install any identification sign on the exterior of the Building.

5.05 ACCESS TO AND INSPECTION OF THE PREMISES. After reasonable prior notice to Lessee (except in the case of emergency), Lessor, its employees, agents and any mortgagee of the Building shall have the right to enter any part of the Premises during normal business hours for the purpose of examining or inspecting the same, showing the same to prospective purchasers or mortgagees (and during the last eighteen months of the term if the Lessee has not exercised its renewal option, lessees)and for making such repairs, alterations or improvements to the Premises or the Building as Lessor may deem necessary or desirable. If representatives of Lessee shall not be present to open and permit such entry into the Premises at any time when such entry is necessary or required herein, Lessor and its employees and agents may enter the Premises by means of a master key or otherwise. Lessor shall incur no liability to Lessee for such entry nor shall such entry constitute an eviction of Lessee or a termination of this Lease or entitle the Lessee to any abatement of rent therefor.

5.06 QUIET ENJOYMENT. Except as provided in Article XV hereof to the extent that it may be applicable, if and so long as Lessee pays the prescribed rent and performs and observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by it hereunder, Lessee shall at all times during the term hereof have the peaceful and quiet enjoyment, possession, occupancy and use of the Premises without any interference from Lessor or any person.

                                   ARTICLE VI
                      UTILITIES AND OTHER BUILDING SERVICES

6.01 SERVICES TO BE PROVIDED. Except as otherwise set forth in this Lease, Lessor shall furnish Lessee with utilities, elevator facilities, heating, ventilation, air conditioning, restroom facilities, drinking water, janitorial service, window cleaning, and other building services, as provided in the Rules and Regulations, to the extent considered by Lessor to be reasonably necessary for Lessee's comfortable use and occupancy of the Premises for its use or as may be required by law or directed by governmental authority. In the event Lessee requires or utilizes more services or utilities, other than Lessee's separately metered utilities, than is considered reasonable or normal by Lessor, Lessor may reasonably determine and require Lessee to pay as Additional Rent, the cost incurred as a result of such additional service or usage. Services shall be billed separately to Lessee and are to be paid monthly to Lessor at the same time the monthly installment of Base Rent is due. Services include the replacement of all lamps at a cost established from time to time by Lessor. Lessee shall not contract or employ any person(s) to provide any services found in the Lease and the Rules and Regulations without prior written approval of Lessor which shall not be unreasonably withheld. Lessee shall be responsible for contracting for janitorial services for the Premises.

6.02 ADDITIONAL SERVICES. If Lessee requests any other utilities or building services in addition to those identified above, or



                                                                     Lessor:
                                                                            ----
                                  Page 7 of 15
Forest Green/Ormsby I Lease                                          Lessee:

utilizes any of the above utilities or Building services in frequency, scope, quality or quantities substantially greater than the standard set by Lessor for the Building, then Lessor shall use reasonable efforts to attempt to furnish Lessee with such additional utilities or Building services. Lessor shall impose a reasonable charge for such additional utilities or Building services, which shall be paid monthly by Lessee at the same time the monthly installment of Base Rent is due.

6.03 SPECIAL EQUIPMENT. Lessee shall obtain Lessor's written consent (not to be unreasonably withheld) prior to installing or connecting any lights, machines or equipment, including but not limited to computers which would materially affect the normal operation, or exceed the designed capacity of (in excess of four (4) volt/amps per usable square foot), the Building's electrical or heating and air-conditioning systems. If Lessor determines that any such equipment is in any way incompatible with the Building's electrical or heating and air-conditioning systems, then Lessor shall have the right, as a condition to granting its consent, shall require Lessee to make such modifications to the equipment to be installed or connected or to make any modification to the Building's electrical or heating and air conditioning systems, as Lessor considers to be necessary. All costs expended by Lessor to install, or removed upon termination of the Lease, any such machinery or equipment or to make any such modifications, and any such additional costs of operation and maintenance occasioned thereby, shall be borne by Lessee, who shall, upon demand, reimburse Lessor for the same as Additional Rent.

6.04 INTERRUPTION OF SERVICES. Lessee understands, acknowledges and agrees that any one or more of the utilities or other Building services identified in
Article VI may be interrupted by reason of accident, emergency or other causes beyond Lessor's control, or may be discontinued or diminished temporarily by Lessor or other persons until certain repairs, alterations or improvements can be made; that Lessor does not represent or warrant the uninterrupted availability of such utilities or Building services; and, that any such interruption shall not be deemed an eviction or disturbance of Lessee's right to possession, occupancy or use of the Premises or any part thereof or render Lessor liable to Lessee for damages by abatement of rent or otherwise or relieve Lessee from the obligation to perform its covenants under this Lease unless such interruption persists for more than forty-eight (48) hours, in which event rent shall abate.

6.05 PARKING. Lessor shall provide Lessee with ten (10) marked reserved parking spaces in the area shown on Exhibit A. Lessor shall have no greater responsibility to monitor or police said reserved parking spaces that it does with respect to any other reserved parking in the Forest Green Corporate Office Park. At Lessee's request, Lessor agrees to consider constructing covered parking for tenants in the Building in the area farthest from Hurstbourne Parkway so long as Lessee commits to lease such spaces at a mutually acceptable rate per space for the balance of the Lease.

6.06 COMPUTER/COMMUNICATIONS ROOM. Lessee shall be permitted to install supplemental air conditioning in the computer/communications room of the Premises, at its sole cost and expense. The condenser for this supplemental HVAC shall be installed outside the Building, which Lessor shall grant access to for repair and maintenance of the condenser unit. Lessee shall be responsible for the maintenance and repair of the supplemental air conditioning.

6.07 UTILITIES. The Premises, including the computer/communications room, lighting, receptacles, HVAC and supplemental air conditioning shall be sub-metered for electrical consumption. The cost of such submetering equipment shall be borne by Lessor. Lessor shall read the sub-meter monthly and invoice Lessee for the electrical usage. The calculation shall be based on Lessor's actual electrical consumption charge and demand charge divided by the total kilowatt hour (KWH) consumed ("Rate per KWH") for the Building multiplied by Lessee's KWH consumption.

6.08 SECURITY SYSTEM. Lessee shall be permitted to utilize the Building's security system to control entry and egress to every portion of Lessee's Premises, within the limitations and capabilities of the Building's security system. Lessee shall be responsible for the cost of the installation of any equipment and wiring for the connection, and maintenance and repair to the Building's security system. Lessor shall issue and modify access cards based upon Lessor's security procedures at the time.

                                   ARTICLE VII
          REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS AND FIXTURES

7.01 REPAIR AND MAINTENANCE OF BUILDING. Lessor shall keep and maintain the Building in good order, condition and repair, including the roof, exterior walls and windows, foundations, Common Areas, and the electrical, elevator, plumbing, heating, ventilation and air-conditioning systems serving the Premises and other parts of the Building. The cost of all such repairs by Lessor shall be included as part of the Building Operating Expenses, except for those made to any electrical, plumbing, heating, ventilation and air-conditioning components which have been installed in the Premises pursuant to Article VI, Paragraph 6.03, and except for those made necessary by the negligence, misuse or default of Lessee, its employees, agents, customers, or invitees, in which event they shall be borne by Lessee, who shall be separately billed and shall reimburse Lessor, upon demand, for the same as Additional Rent.

7.02 REPAIR AND MAINTENANCE OF PREMISES. Lessee shall, at Lessee's expense, keep and maintain the Premises in a neat, clean and tenantable condition and good repair, except for ordinary wear and tear. Lessee agrees to make all repairs necessitated by the negligence or deliberate act of Lessee, its employees, agents, or invitees, and to make all other repairs not specifically required to be made by Lessor under the provisions of the foregoing paragraph. Lessee shall be billed separately for the cost of all such repairs and maintenance and shall reimburse Lessor for the same as Additional Rent; provided, however, that the cost of the services specified in Paragraph 6.01 may at Lessor's discretion be billed directly to Lessee or included by Lessor as part of Building Operating Expenses.

7.03 ALTERATIONS OR IMPROVEMENTS. Lessee may make, or permit to be made, alterations or improvements to the Premises, but only if Lessee obtains the prior written consent of Lessor thereto which shall not be unreasonably withheld. If Lessor allows Lessee to make any such alterations or improvements, Lessee shall make the same in accordance with all applicable laws and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Building and shall comply with such requirements as Lessor considers necessary or desirable, including without limitation requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. Lessee shall promptly pay all costs attributable to such alterations and improvements and shall indemnify Lessor against any mechanics' liens or other liens or claims filed or asserted as a result thereof, as provided in Article X; and shall also indemnify Lessor against any costs or expenses which may be incurred as a result thereof, including cleaning and waste removal; and shall also indemnify Lessor against any costs or expenses which may be incurred as a result of building code violations attributable to such work. Lessee shall promptly repair any damage to the Premises or the Building caused by any such alterations or improvements. Any alterations or improvements to the Premises, except movable office furniture and equipment and trade fixtures, shall become a part of the Building and the property of Lessor and shall not be removed by Lessee.



                                                                     Lessor:
                                                                            ----
                                  Page 8 of 15
Forest Green/Ormsby I Lease                                          Lessee:

7.04 TRADE FIXTURES. Any trade fixtures installed on the Premises by Lessee at its own expense, such as movable partitions, counters, shelving, data/communication cabling and the like, shall (unless otherwise approved by Lessor) be removed on the Expiration Date or earlier termination of the Lease provided that Lessee is not then in default. Lessee shall bear the cost of such removal and repairs at its own expense any and all damage to the Premises resulting from such removal. If Lessee fails to remove any and all such trade fixtures from the Premises on the Expiration Date or earlier termination of this Lease, all such trade fixtures shall become the property of Lessor unless Lessor elects to require their removal, in which case Lessee shall promptly remove same and restore the Premises to their prior condition, except for ordinary wear and tear.

                                  ARTICLE VIII
                        FIRE OR OTHER CASUALTY INSURANCE

8.01 REPAIRABLE DESTRUCTION OF PREMISES. If the Premises are damaged or destroyed, in whole or in part, at any time during the term of this Lease by fire or other casualty, the Lessor with due diligence will repair and rebuild the same so that after such work of repairing and rebuilding has been completed, the Premises shall be substantially the same as that prior to such damage. If such repair is not completed within six (6) months, Lessee shall have the right to terminate this Lease. Any provisions contained in this paragraph or in this Lease requiring repairs, rebuilding, restoration or reconstruction or providing for the use of insurance proceeds for any purpose shall be subject to the rights of the mortgagee of Lessor.

8.02 IRREPARABLE DESTRUCTION OF PREMISES. If the Building shall be damaged or destroyed to such an extent that Lessor in its discretion, determines the Building to be irreparably destroyed, Lessor shall give the Lessee notice of such determination within thirty (30) days after the date of such damage or destruction. In the event of irreparable destruction, this Lease shall automatically terminate as of the date of such destruction, and the Lessor shall not be obligated to repair or rebuild. Any provisions contained in this paragraph or in this Lease requiring repairs, rebuilding, restoration or reconstruction or providing for the use of insurance proceeds for any purpose shall be subject to the rights of the mortgagee of Lessor.

8.03 RENTAL ABATEMENT DURING RECONSTRUCTION. In the event of any damage or destruction of the Premises or Building to the extent that the Premises shall have been rendered unfit for use for Lessee's business purposes, there shall be an abatement of rent corresponding to the time during which, and the extent to which, the Premises may not be used by the Lessee for its business purposes. The abatement of rent will terminate on the day that the Lessor has completed its repair of the Premises and tenders possession of the Premises to the Lessee.

8.04 LESSOR'S DAMAGE OBLIGATIONS. No damages, compensations, setoffs or claims shall be payable by Lessor for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building required to be made by Lessor under the provisions of this Article VIII, but this Paragraph shall not be construed to limit the abatement of Lessee's rent in accordance with Paragraph 8.03 above. Lessor covenants with Lessee that it shall use its best efforts to effect all such repairs promptly and in such manner as not unreasonably to interfere with Lessee's occupancy.

8.05 INDEMNIFICATION. Lessee shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Lessor and hold it harmless from any and all liability for any loss, damage, injury or death to person or property occurring in the Premises, regardless of cause, except for that caused by the sole negligence of Lessor and its employees, agents, customers and invitees; and, Lessee hereby releases Lessor from any and all liability for the same. Lessee's obligation to indemnify Lessor hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses incurred in connection therewith. Notwithstanding Lessor's obligations hereunder, Lessee shall bear the sole risk of any loss of or damage to any personal property (including but not limited to, any furniture, machinery, equipment, goods or supplies) of Lessee or which Lessee may have on the Premises or any trade fixtures installed by or paid for by Lessee on the Premises or any additional improvements which Lessee may construct on the Premises; and, Lessor shall not be liable for any such loss or damage, regardless of cause, except the sole negligence of Lessor, its employees or agents. Lessor shall not be liable for any injury to or death of any person or any loss of or damage to property sustained by Lessee, or by any other person(s) whatsoever, which may be caused by the Building or the Premises or any appurtenances thereto or thereof being out of repair, or by the bursting or leakage of any water, gas, sewer, or steam pipes, or by theft or by any act or neglect of any Lessee or occupant of the Building, or of any other person, or by any other cause of whatsoever nature, unless caused by the negligence of Lessor or its officers, agents or employees.

8.06 LESSEE'S INSURANCE. Lessee, in order to enable it to meet its obligation to insure against the liabilities specified in this Lease, shall at all times during the term of this Lease carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Lessor, with the following minimum coverage:

A.       Worker's Compensation                                         -        Minimum Statutory Amount

B.       Comprehensive General Liability Insurance,                    -        Not less than $1,000,000
         including Blanket Contractual Liability,                               Combined Single Limit for
         Broad Form Property Damage, Personal Injury,                           both Bodily Injury and
         Completed Operations, Products Liability, Fire Damage                  Property Damage

C.       Fire and Extended Coverage, Vandalism and                     -        Full cost of replacement of
         Malicious Mischief, and Sprinkler Leakage Insurance                    Lessee's Property & Fixtures

         Comprehensive General Liability Insurance policies shall name Lessor, and its managing agent (currently Faulkner Hinton & Associates), as additional insureds and shall provide that they may not be canceled on less than thirty
(30) days prior written notice to Lessor. Lessee shall furnish Lessor annually with a copy of all certificates evidencing such insurance. Should Lessee fail to carry such insurance and/or furnish Lessor with a copy of all such certificates after a request to do so, Lessor shall have the right to obtain such insurance and collect the cost thereof from Lessee as Additional Rent or, at Lessor's discretion, to evict Lessee and all its business operations from the Premises, without liability to Lessor. Lessor shall have the right, exercisable in its sole judgment at any time by giving prior written notice thereof to Lessee, to require Lessee to; (i) increase the limit and coverage amount of any insurance Lessee is required to maintain pursuant to this Article to an amount that Lessor or mortgagee, in its sole judgment, deem sufficient,



                                                                     Lessor:
                                                                            ----
                                  Page 9 of 15
Forest Green/Ormsby I Lease                                          Lessee:

or (ii) purchase other insurance and/or endorsements in such amounts or types as Lessor or mortgagee may require from time to time.

8.07 LESSOR'S INDEMNIFICATION. Lessor shall assume the risk of, be responsible for, have the obligation to insure against and indemnify Lessee and hold it harmless from any and all liability for any loss, damage or injury to person or property (other than Lessee's property as provided in Paragraph 8.05) occurring in, on or about the Building (except inside the Premises) and the Common Areas, regardless of cause, except for that caused by the negligence of Lessee and its employees, agents, customers and invitees. Lessor's obligation to indemnify Lessee hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses incurred in connection therewith.

8.08 LESSOR'S INSURANCE. Lessor shall be responsible for insuring and shall at all times during the term of this Lease carry, at its own expense, a policy of insurance which insures the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by the standard insurance policy and extended coverage endorsement) for the full replacement cost thereof; provided, however, that Lessor shall not be responsible for and shall not be obligated to insure against any loss or damage to any trade fixtures or personal property installed by or paid for by Lessee on the Premises or any additional improvements which Lessee may construct on the Premises, as provided in Paragraph 8.05. Lessor shall also carry comprehensive general liability insurance naming Lessee as an additional insured in an amount not less than $1,000,000.

8.09 WAIVER OF SUBROGATION. Lessor and Lessee hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss, damage or injury to person or property occurring in, on or about or to the Premises, the Building, improvements to the Building or personal property within the Building by reason of fire or other casualty which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of Lessor or Lessee and their employees, agents, customers and invitees. Each party to this Lease shall obtain from its respective insurance company a consent to this mutual waiver of subrogation/release, so as to prevent the invalidation of insurance coverage by reason of this mutual waiver of subrogation/release, and shall provide the other party a copy of any such consent.

                                   ARTICLE IX
                                 EMINENT DOMAIN

9.01 EMINENT DOMAIN. In the event the Building, or any portion thereof necessary, in the sole opinion of Lessor, to the continued efficient and/or economically feasible use of the Building shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority to prevent taking, then the term of this Lease shall, at the option of the Lessor, forthwith cease and terminate. All compensation awarded for such taking or conveyance shall be the property of Lessor without any deduction therefrom for any present or future estate of Lessee, and Lessee hereby assigns to Lessor all its right, title and interest in and to any such award. All compensation awarded is subject to the rights of the Lessor's mortgagee. However, Lessee shall have the right to recover from such authority, but not from Lessor, such compensation as may be awarded to Lessee on account of moving and relocation expenses and depreciation to and removal of Lessee's trade fixtures and personal property as long as such award does not diminish the award to Lessor.

                                    ARTICLE X
                                      LIENS

10.01 LIENS. Lessee will keep the Premises and Building free and clear of all mechanics' and materialmen's liens and other liens on account of work done for Lessee or persons claiming under it. Should any such lien be filed against the Premises and/or the Building, and not removed within thirty (30) days of notice from Lessor to Lessee, Lessor may, without further notice to Lessee, elect to obtain the release of each lien and any sums expended by Lessor shall be immediately repaid to Lessor by Lessee together with interest at the rate of eighteen percent (18%) per annum. Should Lessee elect to dispute the amount required to release such lien or the quality of service provided by the contractor who placed the lien, Lessee shall have the right to provide a bond, against such lien in form and content reasonably acceptable to Lessor.

10.02 WAIVER OF LANDLORD'S LIEN. At Lessee's request, Lessor agrees to waive its statutory lien on Lessee's personal property so as to facilitate Lessee's financing and equipment leasing.

                                   ARTICLE XI
                    RENTAL, PERSONAL PROPERTY AND OTHER TAXES

11.01 TAXES. Lessee shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Lessee's business operations in the Premises and any personal property or similar taxes levied or imposed upon Lessee's trade fixtures, leasehold improvements or personal property located within the Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or levied or imposed upon the property of, Lessor, Lessee shall reimburse Lessor for the same as Additional Rent. Notwithstanding the foregoing, Lessee shall have the right to contest in good faith any such item and to defer payment, if permitted by applicable law, until after Lessee's liability therefore is finally determined.

                                   ARTICLE XII
                            ASSIGNMENT AND SUBLETTING

12.01 ASSIGNMENT AND SUBLETTING. Lessee may assign or transfer this Lease or sublet the Premises or any part thereof but only after it has obtained ten (10) days prior written consent of Lessor, which said consent shall not be unreasonably withheld, conditioned or delayed. In the event of any such assignment or subletting, Lessee shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Lessee's other obligations under the terms, conditions and covenants of this Lease. No assignment or subletting of the Premises or any part thereof shall be binding upon Lessor unless such assignee or sublessee shall deliver an instrument reasonably satisfactory to Lessor (in recordable form, if requested) containing an agreement of assumption of all of Lessee's obligations under this Lease. Upon the occurrence of an event of default, if all or any part of the Premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the assignee or sublessee all rent becoming due to Lessor by reason of the assignment or subletting. Any collection by Lessor from the assignee or sublessee shall not be construed to constitute a novation or release of Lessee from the further



                                                                     Lessor:
                                                                            ----
                                  Page 10 of 15
Forest Green/Ormsby I Lease                                          Lessee:

performance of its obligations under this Lease. In the event Lessor consents to Lessee assigning or subletting all or a portion of the Premises, any rent paid to Lessee as the result of such subletting, which rent is in excess of the rent then being paid by Lessee, shall be shared equally with Lessor as Additional Rent. In the event Lessor consents to Lessee assigning or subletting all or a portion of the Premises, both the Lessee and the sublessee shall be held responsible under all the terms and conditions of this Lease including but not limited to the rules and regulations.

                                  ARTICLE XIII
                   SUBORDINATION, NON-DISTURBANCE & ATTORNMENT

13.01 SUBORDINATION. Lessor shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and, the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document. Lessee shall, at Lessor's request, execute and deliver to Lessor, without cost, any instrument, similar in form to Exhibit I, which may be deemed necessary or desirable by Lessor to confirm the subordination of this Lease; and, if Lessee fails or refuses to do so, Lessor may execute such instrument in the name and as the act of Lessee. Notwithstanding the foregoing, no default by Lessor under any such mortgage shall affect Lessee's rights hereunder so long as Lessee is not in default under this Lease. Lessee shall, in the event any proceedings are brought forth for foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the Lessor under this Lease. Lessor shall furnish Lessee with a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit I executed by Lessor's existing lender within ten (10) days from the date of Tenant's execution thereof.

                                   ARTICLE XIV
                                   ABANDONMENT

14.01 ABANDONMENT. Lessee shall not vacate or abandon the first floor portion of the Premises at any time during the term of this Lease; and if Lessee shall abandon, vacate or surrender such portion of the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on that Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged by Lessee. Failure of Lessee to occupy or use that portion of the Premises for a period of thirty (30) days or longer shall constitute abandonment by Lessee.

                                   ARTICLE XV
                              DEFAULTS AND REMEDIES

15.01 DEFAULTS BY LESSEE. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Lessee:

         A. Lessee shall fail to pay any monthly installment of either Base Rent, Additional Rent or any other obligations within ten (10) days after receipt of notice from Lessor that the same is due and payable. No further notice shall be required for default in payment.

         B. Lessee shall fail to perform or observe any material term, condition, covenant or obligation, other than the payment of rent, required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Lessor; provided, however, that if the term, condition, covenant or obligations to be performed by Lessee is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Lessee commences such performance within said thirty-day period, thereafter diligently undertakes to complete the same, and informs Lessor, in writing, of Lessee's progress in completing same on a month-to-month basis.

         C. A trustee or receiver shall be appointed to take possession of substantially all of Lessee's assets in, on or about the Premises or of Lessee's interest in this Lease (and Lessee does not regain possession within sixty (60) days after such appointment); Lessee makes an assignment for the benefit of creditors; substantially all of Lessee's assets in, on or about the Premises or Lessee's interest in this Lease are attached or levied upon under execution (and Lessee does not discharge the same within sixty (60) days thereafter); or, a petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Lessee pursuant to any federal or state statute (and, with respect to any such petition filed against it, Lessee fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

         D. Lessee abandons or vacates the first floor portion of the Premises.

15.02 REMEDIES OF LESSOR. Upon the occurrence of any event of default set forth in Paragraph 15.01, Lessor shall have the following rights and remedies, in addition to those allowed by law or equity, any one or more of which may be exercised without further notice to or demand upon Lessee:

         A. Lessor may apply the security deposit and/or re-enter the Premises and cure any default of Lessee, in which event Lessee shall, upon demand, reimburse Lessor as Additional Rent for any reasonable costs and expenses which Lessor may incur to cure such default; and, Lessor shall not be liable to Lessee for any loss or damage which Lessee may sustain by reason of Lessor's action. In the event the Lessor should consult with or employ the services of legal counsel or bring suit against Lessee for any default or enforcement of any terms of this Lease, Lessee shall be liable for all such attorney's fees and litigation costs incurred by Lessor and the same shall be recoverable against Lessee in addition to all other amounts that Lessor may recover.

         B. Lessor may terminate this Lease as of the date of such default. Upon termination, Lessee or any party leasing the Premises through the Lessee, shall immediately surrender the Premises to Lessor. Lessor may re-enter the Premises and dispossess Lessee or any other occupants of the Premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Lessor may have for possession or arrearage in rent. In addition, Lessor may declare all past, present and future rent payments under this Lease to be immediately due and payable. Lessor may re-let all or part of the Premises to another party on terms and conditions which may vary from the terms of this Lease. Lessee shall be obligated to pay to Lessor the difference between the rent provided for in any such subsequent lease and the rent provided for in this Lease. No matter which remedy Lessor chooses in its sole discretion Lessee shall be liable for all costs and expenses caused by Lessee's default and Lessor's re-entry and re-letting, including but not limited to, all repairs, improvements, broker's and attorneys' fees.



                                                                     Lessor:
                                                                            ----
                                  Page 11 of 15
Forest Green/Ormsby I Lease                                          Lessee:

         C. Lessor may sue for injunctive relief to recover damages for any loss resulting from the breach.

         15.03 DEFAULT BY LESSOR AND REMEDIES OF LESSEE. It shall be a default and breach of this Lease by Lessor if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Lessee; provided, however, that if the term, condition, covenant or obligation to be performed by Lessor is of such a nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Lessor commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Lessee may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Lessee shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder. If Lessor shall be in default under this Lease, and if Lessee shall, as a consequence thereof, recover a money judgment against Lessor, Lessee agrees that it shall look solely to Lessor's right, title and interest in and to the Building for the collection of such judgment; and Lessee further agrees that no other assets of Lessor shall be subject to levy, execution or other process for the satisfaction of Lessee's judgment and that Lessor shall not be liable for any deficiency.

         15.04 NON-WAIVER OF DEFAULTS. The failure or delay by either party hereto to enforce or exercise at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to enforce each and every such right or remedy or other provision. No waiver of any default and breach of this Lease shall be held to be a waiver of any other default and breach. The receipt by Lessor of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Lessor may accept such payment without prejudice to Lessor's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Lessor or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Lessor.

                                   ARTICLE XVI
                                LETTER OF CREDIT

         16.01 Lessee shall provide to Lessor, prior to receiving any portion of the Tenant Improvement Allowance but in no event later than March 30, 2000, an unconditional, irrevocable letter of credit ("Letter of Credit") from a lending institution reasonably acceptable to Lessor as a guaranty and security for the performance of Lessee's obligations under this Lease on the following terms and conditions:

                  (A) The Letter of Credit shall be kept in effect from the date of issuance through the date that is 48 months after the Commencement Date (the "LC Termination Date"). The Letter of Credit shall be in the amount of One Million Six Hundred Forty Five Thousand Two Hundred Fifty Six Dollars and Fifteen Cents ($1,645,256.15) and shall automatically decrease by Four Hundred Eleven Thousand Three Hundred Fourteen Dollars and Four Cents ($411,314.04) each year. Lessee agrees that if it has not cured a default within the applicable cure period following notice from Lessor, then Lessor shall have a right to present the Letter of Credit for payment, with amounts received to be held and applied in accordance with Subparagraph (B) below. If the Letter of Credit has not been presented for payment in accordance with this section on or before the LC Termination Date, Lessor shall return the Letter of Credit to Lessee within ten (10) days after the LC Termination Date. Lessee agrees that in the event of any transfer or mortgage, Lessor shall have the right to transfer the Letter of Credit to the transferee or mortgagee. Lessor shall deliver the then current effective Letter of Credit to Lessee upon receipt of any conforming substitute Letter of Credit provided in accordance with this paragraph and cooperate with the issuing bank to effect the release of such then current effective Letter of Credit.

                  (B) If a default occurs which has not been cured within the period following notice as provided for in this Lease, Lessor may use, apply or retain the amount received under the Letter of Credit for the payment of any rent or other charge in default or to compensate Lessor for any loss or damage which Lessor may suffer thereby.

                                  ARTICLE XVII
                              HAZARDOUS SUBSTANCES

         17.01 HAZARDOUS WASTE. Lessee warrants and represents to Lessor that Lessee will comply with all federal, state and local environmental laws, rules, regulations and statutes applicable to Lessee's use and occupancy of the Premises during the term of this Lease. Lessee shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept, or used in or about the Premises by Lessee, its agents, employees, contractors or invitees, except for such Hazardous Material as is necessary to Lessee's business provided that Lessee has notified Lessor it will be bringing upon, keeping or using such Hazardous Material on or about the Premises. Any Hazardous Material permitted on the Premises as provided in this Article, and all containers therefor, shall be used, kept, stored, and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to this Hazardous Material. Lessee shall not discharge, leak, or emit, or permit to be discharged, leaked, or emitted, any material into the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by the Lessor, or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Premises or elsewhere, or (b) the condition, use, or enjoyment of the Building or any other real or personal property. As used herein, the term "Hazardous Material" means (a) a "hazardous waste" as defined by the Resource Conservation a Recovery Act of 1976, as amended from time to time, and regulation promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any oil, petroleum products, and their by-products; and (d) any substance that is or becomes regulated by any federal, state, or local governmental authority.

         17.02 LESSEE'S RESPONSIBILITY. Lessee hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage, and disposal of Hazardous Material kept on the Premises by the Lessee, and the Lessee shall give immediate notice



                                                                     Lessor:
                                                                            ----
                                  Page 12 of 15
Forest Green/Ormsby I Lease                                          Lessee:

to the Lessor of any violation or potential violation of the provisions of this Section. Lessee shall defend, indemnify and hold harmless Lessor and its Agents, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limitation, attorneys' and consultants' fees, court costs, and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, release, or threatened release of any such Hazardous Material that is on, from, or affecting the soil, water, vegetation, building, personal property, persons, animals, or otherwise;
(b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to that Hazardous Material; (c) any lawsuit brought or threatened, settlement reached, or government order relating to that Hazardous Material; or (d) any violation of any laws applicable thereto. The provisions of this Article shall be in addition to any other obligations and liabilities Lessee may have to Lessor at law or equity and shall survive the transactions contemplated herein and shall survive termination of this Lease.

         17.03 PROPERTY CONDITION. As of the date of this Lease, Lessor is not aware of any Hazardous Material on the Property. Lessor warrants and represents to Lessee that Lessor has complied and will comply with all federal, state and local environmental laws, rules, regulations and statutes applicable to Property and Building during the term of this Lease and shall indemnify and hold Lessee harmless from any failure to do so.

                                  ARTICLE XVIII
                           NOTICE AND PLACE OF PAYMENT

         18.01 NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if reduced to writing and delivered in person or mailed by Registered or Certified mail, postage prepaid, or delivered by private carrier, to the party who is to receive such notice at the address specified in Article I, Paragraph 1.01 of the Basic Lease Provisions, when so mailed, the notice shall be deemed to have been given as of three (3) business days after the date it was mailed. The address specified in
Article I, Paragraph 1.01 of the Basic Lease Provisions may be changed by providing written notice to the other party.


         18.02 PLACE OF PAYMENT. All rent and other payments required to be made by Lessee to Lessor shall be delivered or mailed to Lessor's managing agent at the address specified in Article 1, Paragraph 1.01 in the Basic Lease Provisions or any other address Lessor may specify from time to time by written notice given to Lessee.

                                   ARTICLE XIX
                        MISCELLANEOUS GENERAL PROVISIONS

         19.01 ROOF RIGHTS. Except as otherwise provided in this Lease, Lessor shall have the exclusive right to use all or any portion of the roof of the Building for any purpose. This Lease does not grant any rights to light, view and/or air over the Premises or property.

         19.02 NAME OF BUILDING. Lessor shall have the right to change the name of the Building during the period of time in which Lessee occupies any portion of said Building under this Lease or any extension thereof and shall have no obligation for any loss or damage to Lessee by reason thereof; provided, however, the Building shall not be named for or on behalf of any tenant who leases less square feet in the Building than Lessee. Notice of such change shall be in writing to Lessee as soon as the decision to change the name of the Building has been made.

         19.03 COMMON FACILITIES AND PARKING. Lessee shall have the nonexclusive right, in common with others, to the use of common entrances, lobbies, elevators, ramps, parking, drives, stairs and similar access and serviceways and other common facilities in and adjacent to the Building, subject to such rules and regulations as may be adopted by the Lessor.

         19.04 CONDUCT. Lessee shall not conduct its practice or business, or advertise in any manner which violates local, state and federal laws or regulations.

         19.05 ESTOPPEL CERTIFICATE. Each party shall, within ten (10) days following receipt of a written request from the other, execute, acknowledge and deliver to the requesting party or to any lender, purchaser or prospective lender or purchaser designated by the requesting party a written statement certifying (i) that this Lease is the only lease between the parties and is in full force and effect and unmodified (or, if modified, stating the nature of such modification); (ii) the date to which rent has been paid; and, (iii) that there are not, to the party's knowledge, any uncured defaults (or specifying such defaults if any are claimed). Any such statement may be relied upon by any prospective purchaser or mortgagee. A party's failure to deliver such statement within such period shall be conclusive upon such party that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in the requesting party's performance hereunder. Furthermore, if the party should fail to deliver such statement within fifteen (15) days from receipt, it shall pay a penalty fee in the amount of twenty-five dollars ($25.00) per day beginning on the sixteenth (16th) day from receipt of such statement and continuing thereafter until the day the requesting party receives such statement fully executed by the other party.

         19.06 RECORDING OF MEMORANDUM OF LEASE. If requested by either party, a Memorandum of Lease containing the information required by Kentucky law, or any other information determined to be pertinent by Lessor concerning this Lease shall be prepared and executed by both parties and filed for record. Recording costs will be at the expense of the requesting party.

         19.07 NO BROKER. Lessee represents and warrants to Lessor that it has not engaged any broker, finder or other person, other than ReMax Commercial Brokers, who will be entitled to any commission or fee with respect to the negotiation, execution or delivery of this Lease or any assignment, sublease or renewal thereof and shall indemnify Lessor against any loss, cost, liability or expenses legally imposed by Lessor as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Lessee. Lessor agrees to pay ReMax Commercial



                                                                     Lessor:
                                                                            ----
                                  Page 13 of 15
Forest Green/Ormsby I Lease                                          Lessee:

Brokers a commission of four percent of the net rent due under the Lease for years 1 through 5 and two percent for years 6 through 7, with one-half payable on March 15, 2000 and the other half when Lessee occupies the Premises.

         19.08 ACTS OF GOD. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deed to be extended by the period of such delay.

         19.09 GOVERNING LAW. This Lease is being executed and delivered by Lessor in the Commonwealth of Kentucky and shall be construed and enforced in accordance with the laws of that state.

         19.10 COMPLETE AGREEMENT, AMENDMENTS. This Lease, including all Exhibits, riders and Addenda, constitutes the entire agreement between the parties hereto; it supersedes all previous understandings between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and, it may not be amended except by a written instrument executed by both parties hereto.

         19.11 SUCCESSORS AND ASSIGNS. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; provided, however, that Lessor, its successors and assigns shall be liable for and obligated to perform Lessor's covenants under this Lease only during and in respect of their successive periods of ownership during the term of this Lease.

         19.12 SEVERABILITY OF INVALID PROVISIONS. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

         19.13 DEFINITION OF THE RELATIONSHIP BETWEEN THE PARTIES. Lessor shall not, by virtue of the execution of this Lease or the leasing of the Premises to lessee, become or be deemed a partner of or joint venturer with Lessee in the conduct of Lessee's business on the Premises or otherwise.

         19.14 CERTAIN WORDS, GENDER AND HEADINGS. As used in this Lease, the word "person" shall mean and include, where appropriate an individual, corporation, partnership or other entity; the plural shall be substituted for the singular and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several paragraphs of this Lease are inserted only as a matter of convenience and reference and do not affect, define, limit or describe the scope or intent of this Lease.

         19.15 CORPORATE AUTHORITY. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally covenant and warrant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in Kentucky, that the corporation has full right and authority to enter into this Lease and that each person signing on behalf of the corporation was authorized to do so.

         19.16 EXAMINATION OF LEASE. The submission of this lease form by Lessor for examination does not constitute an offer to lease or a reservation of an option to lease. In addition, Lessor and Lessee acknowledge that neither of them shall be bound by the representations, promises or preliminary negotiations with respect to the Demised Premises made by their respective employees or agents. It is their intention that neither party by legally bound in any way until this Lease has been fully executed by both Lessee and Lessor.

         19.17 ACCEPTANCE. The offer to lease set forth in this Lease must be accepted by Lessee by the delivery of fully signed duplicate originals hereof to Lessor by no later than the date and time specified in Article 1, Paragraph 1.01, otherwise this offer may, at Lessor's sole option, be terminated and be of no further force or effect.

         19.18 ADDITIONAL PROVISIONS. Additional provisions of this Lease, if any, are set forth in the three (3) Addenda to Lease attached hereto and made a part hereof.



                             SIGNATURE PAGE FOLLOWS



                                                                     Lessor:
                                                                            ----
                                  Page 14 of 15
Forest Green/Ormsby I Lease                                          Lessee:

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first written above.


                             LESSEE:   High Speed Access Corp.
                                       a Delaware Corporation

                                       By: /s/ High Speed Access Corp.
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------


                             LESSOR:   Faulkner Hinton/Ormsby I, LLC
                                       a Kentucky Limited Liability Corporation


                                       By: /s/ Faulkner Hinton/Ormsby I, LLC
                                          --------------------------------------
                                          Fred Faulkner, Member

                                    EXHIBIT A

                                -----------------

                                    SITE PLAN



                                                                     Lessor:
                                                                            ----
Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT B

                                -----------------

                                LEGAL DESCRIPTION


         Lot 9, as identified on the Record Plat of Forest Green Section 3, prepared by Sabak, Wilson & Lingo, Inc., dated August 9, 1999, recorded August 10, 1999, of record in Plat and Subdivision Book 45, Page 72, further of record in Deed Book 7297, Page 874, in the Office of the Clerk of Jefferson County, Kentucky.

         TOGETHER WITH permanent ingress, egress, access, utility, water and sewer easements over and across Lot 3 and Lot 4 as shown on the Plat of record in Plat and Subdivision Book 45, Page 72; and together with those easements created in those certain instruments of record in Deed Book 7297, Page 874, and in Deed Book 7307, Page 312, all in the Office aforesaid.

         BEING all of the property acquired by Faulkner Hinton/Ormsby I, LLC by Deed of record in Deed Book 7307, Page 315, in the Office aforesaid.

         Also being a portion of the property acquired by Faulkner Hinton/Forest Green-Land, LLC by Deed of record in Deed Book 6884, Page 927, in the Office aforesaid.



                                                                     Lessor:
                                                                            ----
Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT C

                                -----------------

                             FLOOR PLAN OF PREMISES



                                                                     Lessor:
                                                                            ----
Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT D

                                -----------------

                          DESCRIPTION OF LESSOR'S WORK


         Fire Protection            Lessor provides base sprinkler system
                                    including all distribution of mains,
                                    laterals and upright heads. Lessee provides for sprinkler distribution to ceiling system.

         HVAC Lessor provides central duct completely around core from floor package unit. Lessee provides for branch duct work from central duct, VAV boxes, FPT boxes, to diffusers in ceiling and controls to BAS. Design standards for floors 1 through 6 provide for interior conditions of 78 degrees dry bulb when outside conditions are 93 degrees dry bulb and 76 degrees wet bulb, and winter interior conditions of 68 degrees when outside conditions are 5 degrees. System is designed for heat load not-to-exceed 3.0 watts (lighting and power) of electricity per square foot and occupancy based on one
                                    (1) person for every 100 square feet.

         Electrical                 On floors 1 through 6 Lessor provides two
                                    (2) 120/208-200 amp electrical panel (for receptacles) and one (1) 277/480 - 60 amp electrical (for lighting). On the Ground
                                    Level Lessor provides one (1) 120/208-100 amp panel (in which Lessee may have its pro rata share of circuits) and one (1)
                                    277/480-225 amp panel (in which Lessee may have 15 spare circuits). Lessee provides for power from electrical panels (located in electrical closer on each floor) to Premises. System capacity prorated for partial floors and system designed of 4 volt/amps per usable square foot on floors 1 through 6. Lessor provides all electrical subpanels and metering equipment required to measure Lessee's electrical consumption in all of the Premises leased to Lessee.

         Restrooms                  Lessor finishes restrooms on each floor to
                                    Building standard. Includes the following:
                                    6"x6" ceramic floor tile, wall coverings, drywall ceilings, recessed can light fixtures, full length mirror above sinks, Corian countertop, drywall partitions with louvered doors, motion activated water fixtures, and stainless steel dispensers.

         Elevator Lobbies           Lessor finishes elevator lobby on each of
                                    floors 1 through 6 to Building standard.
                                    Includes the following: drywall ceiling with soffits, recessed can light fixtures, carpet, and wall covering. On the Ground
                                    Level Lessor finishes the elevator lobby with drywall, ceiling with soffets, recessed can light fixtures, VCT floor covering and painted walls.

         Corridors                  Lessor finishes corridors on multi-tenant
                                    floors (4th floor and 1st floor). Includes the following: 2'x2' acoustical ceiling, wall coverings, 2'x4' 18 cell parabolic light fixtures, carpet, and 9' solid core birch doors with hollow metal frame.

                                    Lessor finishes corridors on Ground Level with 2' x 4' ceiling tiles, VCT floor covering, painted walls, acrylic light fixtures



                                                                     Lessor:
                                                                            ----
Forest Green/Ormsby I Lease                                          Lessee:

                                    and 9' solid core birch doors with hollow metal frame.

         Security                   Lessor furnishes:

                                    o         Proximity Card Readers -
                                              1.  20" read range
                                              2.  Readers located at each lobby
                                                  and all elevators
                                              3.  Anti-pass back protection
                                              4.  Anti-tail gating protection

                                    o         Access/Egress Control -
                                              1.  Restricted keyway (cylinder)
                                                  system on all doors
                                              2.  All exterior doors controlled
                                                  via locking mechanism
                                              3.  All stairwell doors controlled
                                                  via locking mechanism
                                              4.  All elevators computer
                                                  controlled
                                              5.  Emergency delay/alarm releases
                                                  on all egress routes
                                              6.  All exterior and stairwell
                                                  building doors monitored for
                                                  ajar/open condition

                                    o         System Parameters -
                                              1.  Partitioned data based option
                                                  available (at $3,500 cost to
                                                  Tenant)
                                              2.  Full range of reporting
                                                  options for tenants
                                              3.  System automatically pages
                                                  Building Management for
                                                  security breach
                                              4.  Numerous Floor Level Groups
                                                  available
                                              5.  Numerous Reader Groups
                                                  available
                                              6.  Numerous time schedule groups
                                                  available
                                              7.  System fails in safe/secure
                                                  mode

                                    o         CCTV System -
                                              1.  Discrete cameras located in
                                                  main lobbies, exits and
                                                  loading dock
                                              2.  Time-lapse recorder and
                                                  monitor in Building Management
                                                  Office

         Generator                  Lessor will furnish a two-inch gas pipe for
                                    Lessee's use to hook-up an emergency
                                    generator. Lessor will provide a concrete pad with suitable screening in a designated area adjacent to Lessee's Ground Level
                                    Premises and will also provide suitable
                                    areas for outside condensers for
                                    supplemental HVAC. Lessee will provide the generator and is responsible for hook-up with Louisville Gas and Electric Company.

         Lower Level                Lessor will finish the training/conference
                                    center with Building standard finishes.



                                                                     Lessor:
                                                                            ----
Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT E

                                -----------------

                                 GREENWAYS PLAN



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT F

                            ------------------------

                             LEASEHOLD IMPROVEMENTS

         In addition to the mutual covenants contained in the Lease, Lessor and Lessee mutually agree as follows:

1.   Plans and Specifications for the Premises

     a. Lessor shall cooperate with Lessee's designated architect and engineer to develop the plans and specifications for the Premises (the "Space Plans"). Lessee, at Lessee's expense, shall provide the following Space
         Plans: (i) architectural; (ii) electrical; (iii) plumbing; (iv) HVAC; and (iv) structural, if any.

     b. Lessee and Lessor agree to cooperate to facilitate the completion of the Space Plans within thirty (30) days of February 25, 2000 (after the contingency period). Lessee agrees to provide Lessor a progress set of Space Plans weekly, and Lessor shall provide weekly comments to Lessee. Lessor shall retain the right to require modifications to the Space Plans that affect structural, mechanical, electrical, plumbing, Building operation systems, or other specifications provided for herein. Upon completion of the Space Plans, Lessor and Lessee shall execute four (4) sets of Lessee's final Space Plans, which shall be deemed the Approved Space Plans for construction.

     c. Lessee's requirements for HVAC, electrical, plumbing and floor load in excess of Building Standard or Building design criteria, shall be prepared by Lessee's engineer at Lessee's expense and shall be subject to the approval of Lessor as provided for in the Lease. The extent to which any of the Lessee's Space Plans or requirements for HVAC, electrical, or plumbing exceed the Building's design standards, in the reasonable determination of Lessor, the installation cost incurred and the operating cost shall be paid by Lessee. At Lessor's determination, Lessor may require the mechanical systems to be returned to the original Building design and specification at the termination date of the Lease.

     d. Lessee's obligation for the payment of rent under the Lease shall commence on the earlier of the dates specified in Section 1.01 or the dates Lessee conducts business therein, except payment of Rent shall be delayed day for day past the scheduled date if Lessee is delayed in substantially completing said work as a result of: (i) Lessor's failure to approve subject to referred revisions or modification, Lessee's Space Plans within eight (8) business days of receipt; (ii) Lessor's delay in providing Lessee with the allowance described below; (iii) Lessor's Work (described on Exhibit D) is delayed; or (iv) Lessor's failure to cooperate with Lessee's architect and contractor performing such work.

2.   Leasehold Improvements.

     a. Lessor shall pay in accordance with Lessor's construction loan draw process (provided, however, no retainage shall be required) on a monthly basis to Lessee all amounts incurred by Lessee in performing its work to ready the Premises for occupancy, up to a maximum sum of One Million Five Hundred One Thousand Twenty Dollars and zero cents ($1,501,020). Lessee shall submit its requests to Lessor on or before the first day of each month and Lessor shall make payment to Lessee on or before the fifteenth (15th) day of each month. In no event shall Lessee be required to advance any of its funds toward tenant improvements until it has received the full $1,501,020 allowance. Lessee shall be responsible for any additional construction costs over the above allowance.

     b. Lessor hereby grants to Lessee, the right to have Lessee's contractors provide materials and perform improvements to the Premises. Improvements to be performed by Lessee shall not proceed without Lessor's prior written approval (which shall not be unreasonably withheld or delayed) of the following: (i) Lessee's contractor(s) and any subcontractors, (ii) a Certificate of Insurance naming Lessor as additional insured, to insure that each contractor(s) has liability, property damage, and workmen's compensation insurance, (iii) detailed plans and specifications for such work, (iv) copies of a valid building permit or other permits or licenses when and where required, and (v) a copy of Lessee's contract with the Contractor. Lessor shall have the right to designate contractors or subcontractors providing any roof penetration, sprinkler, HVAC, electrical or plumbing work. Lessee shall provide reasonable evidence in the form of an unconditional lien waiver(s) that the contractor(s) providing the materials and/or performing the work have been paid in full.

     c. Lessor shall have no responsibility to supervise Lessee's contractor, except for monitoring work directly affecting building systems and common areas. Lessee shall be responsible for all costs required for additional clean-up in common areas, damage to common areas, and after-hours work for connection to building systems or causes disruption to other lessees. Lessee shall reimburse Lessor for any extra expense incurred by Lessor by reason of faulty work performed by lessee or its contractors, by reason of inadequate cleanup or waste removal, or common area damage.



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT G

                               ------------------

                                 EXAMPLE OF THE
                        ACCEPTANCE OF PREMISES AMENDMENT

As per Article II, Section 2.01 and 2.02, below is an example of the form to be executed by Lessor and Lessee prior to delivery of possession of the Premises to Lessee.

                             ACCEPTANCE OF PREMISES
                                    AMENDMENT

         This Amendment to the Lease entered into this day of _______, 2000 by and between ___________________________ ("Lessor") and ("Lessee") shall amend and/or confirm the terms of the Lease between Lessor and Lessee for certain office space located in _______________________.

         LESSOR and LESSEE hereby AGREE as follows:

              1. Except for those items shown on the attached "punch list", which Lessor will remedy within 30 days hereof, Lessor has fully completed the construction work required under the terms of the Lease and Exhibit D attached thereto.

              2. The Premises are tenantable. The Lessor has no further obligation for construction (except as specified above) and Lessee acknowledges that both the Building and the Premises are satisfactory in all respects except for minor punch list items, latent defects and HVAC seasonal variations for the Base Building.

              3. The Rentable Area of the Premises (Article I, Paragraph 1.01, Item B) is hereby agreed to be ____________ Rentable Square Feet.

              4. The Commencement Date of the Lease (Article I, Paragraph 1.01, Item C) is hereby agreed to be ____________________, 2000 for Suite 100; ___________, 2000 for Suite 200; ___________, 2000
                  for Suite 300; ________, 2000 for Suite 405; and __________,
                  2000 for the Suite G125.

              5. The Expiration Date of the Lease (Article I, Paragraph 1.01, Item C) is hereby agreed to be __________________, 2007.

              6. The Initial Base Rent of the Lease (Article I, Paragraph 1.01, Item D) is hereby agreed to be __________ per month or __________ per annum.

              7. The Operating Expense Stop and Net Rent of the Lease (Article I, Paragraph 1.01, Item D) for Suites 100, 200, 300 and 405 is hereby agreed to be ___________ per annum and ______________ per annum, respectively.

              8. The Ground Level Premises (Second Addendum to Lease) is hereby agreed to be _____________________ Rentable Square Feet. The Net Rent for Suite G125 is hereby agreed to be __________________ per month or __________________ per annum.

              9. The total rent for the Premises on the Roof (Third Addendum to Lease) is hereby agreed to be ______________________ per month or ___________________________ per annum.

         Except as modified herein, all terms and conditions of the Lease and all addenda are hereby ratified and acknowledged to be unchanged and shall remain in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Amendment, this Amendment shall govern and control.

                                       LESSEE:

                                              By:


                                       LESSOR:
                                              ----------------------------------

                                              By:



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT H

                            ------------------------

                              RULES AND REGULATIONS

1. Standard hours of operation shall be between the hours of 7:30 a.m. and 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday of each week except on recognized holidays. The recognized holidays include: New Years Day, January 1st; Memorial Day, observed; 4th of July, July 4th; Labor Day, observed; Thanksgiving Day, observed; Christmas, December 25th. Any change to said hours shall be communicated in advance to Lessee by Lessor. Notwithstanding the foregoing, Lessee shall have access to the Building at all hours for its operations.

2. Any sign, lettering or design of Lessee which is visible from the Common Areas of the Building shall be subject to prior approval by Lessor and shall conform to the uniform pattern of identification signs for lessees in the Building as prescribed by Lessor. Lessor shall furnish to Lessee guidelines relating to signs in the Common Areas of the Building. Lessor shall provide one set of suite address numbers to be applied to the entrance door of the Premises. All approved signs or lettering shall be at the expense of the Lessee by a vendor approved by Lessor. Lessee shall not inscribe or affix any sign, lettering or design visible from the exterior of the Premises or Building. Lessor may remove such materials without any liability, and may charge the expense incurred by such removal to Lessee.

3. The Building is opened to the public during the standard hours of operations established by Lessor and outlined herein. Lessor will furnish Lessee with a reasonable number of keys to each entrance door lock of the Premises, two (2) keys to any interior door lock, if any, and a reasonable number of Building keys for entry to the Building after hours. Lessor will have the right to collect a reasonable charge for additional keys or locks requested by Lessee after occupancy. Each lessee, upon termination of its tenancy, will deliver to Lessor all keys, which were furnished by Lessor for the Premises and Building, or any other areas of the Building. If a computerized security system is utilized for after-hours access, security access cards shall be substituted for keys. Lessee shall not alter, change, replace, or re-key and lock or install new lock or a door knocker on any door of the Premises. Lessor, its agents or employees, will retain a master key to all door locks on the Premises. Any new door locks required by Lessee or any change of keying of existing locks will be installed or rekeyed by Lessor following Lessee's written request to Lessor and shall be at Lessee's expense. All new locks and re-keyed locks will remain operable by Lessor's master key.

4. A directory of the Building tenants shall be provided for the display of the name and location of Lessee and such reasonable number of the principal officers and employees of Lessees as Lessor in its sole discretion may approve. Lessor shall not in any event be obligated to furnish more than one (1) directory strip for each 2,000 square feet of rentable area in the Premises. Any additional names, which Lessee desires to place in such directory, must first be approved by Lessor, and if so approved, shall be at Lessee's expense.

5. Lessee shall not bring into or remove furniture, freight, supplies, merchandise or other property, not carried by hand, (hereinafter the "Equipment") through the lobby or entrances at anytime, without the prior consent of Lessor. Any Equipment to be brought into or removed from the Building shall be through the freight/loading dock entrance during normal hours of operation. The designated freight elevator shall be used to transport the Equipment and the freight elevators use shall be shared among all lessees. Passenger elevators shall not be used to transport Equipment without the prior consent of Lessor. After-hours moving, into or out of the Building, shall require: (i) Lessor's prior consent; (ii) a minimum of seventy-two (72) hours advance notice of the move; and (iii) shall be conducted pursuant to such procedures and manner as Lessor may require for after-hours moving of Equipment, as may be determined by Lessor from time to time. The persons or company employed to move Lessee's Equipment in or out of the Building must be accepted by Lessor. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Lessor prior to the start of any moving operations. Insurance must be sufficient, in Lessor's sole opinion, to cover all personal liability, theft, or damage to the Building, including without limitation, floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All items not capable of being carried by hand shall utilize hand trucks equipped with soft rubber tires and rubber side guards. Lessee shall consult with Lessor and shall take all necessary protective measures required for walls, wall corners and floors. Lessor, at Lessee's expense, will be responsible for providing Building security during all after-hours moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Lessor will have the right to prescribe the weight, size, and position of all Equipment, including materials, safes, file cabinets, furniture, or other property, brought into the Building. Lessor will not be responsible for loss of or damage to any Lessee's property from any cause and all damage done to the Premises or Building by Lessee's moving will be repaired at the expense of Lessee. Lessor reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the route designated by Lessor. If an after-hours security staff is employed at the Building, removal of hand carried items from the Building must be accompanied by a "Property Removal Pass" made available from Lessor during normal business hours.

6. Lessee shall notify and consult with Lessor, in advance, for all installations and removal of telephone, electrical service, cabling and other functions requiring access to the Common Areas of the Building or to be attached to the Building's mechanical, plumbing, or electrical services. Lessee, its contractors or vendors, shall adhere to such requirements imposed by Lessor. Any repair of damage or extra cleaning resulting from said installation or removal shall be performed at Lessee's expense. All cable and wiring installed above the ceiling, including the Premises, shall be plenum rated. Lessee shall utilize the cable trays in the Common Areas and label the cables with Lessee's name at all penetrations. Lessee shall remove all telephone, intercom, music, television and computer wiring installed by Lessee from the Premises by the Expiration Date of the Lease unless otherwise approved by Lessor.

7. Lessee shall not will be permitted to place or install any object (including, without limitation, radio and television antenna, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

8. Each Lessee will store all of its trash and garbage within its Premises. No material will be placed in the trash boxes or receptacles which is of such nature that it may not be disposed of in an ordinary and customary manner shall not be in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryway and elevators



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

provided for such purposes and at such times as Lessor may designate. Removal of any furniture or furnishings, large equipment, packing crates, and packing materials, and boxes will be the responsibility of each Lessee, and such items may not be disposed of in the Building trash receptacles, nor will they be removed by the Building's janitorial service, except at Lessor's sole option and at the Lessee's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles. Lessee shall mark all boxes and trash not in waste containers "TRASH" for removal by the janitorial staff. Lessee shall at its expense to comply with all present and future regulations regarding the collection, sorting, separation, and recycling of waste products, garbage, and trash. Each separately sorted category of wastes products shall be placed in separate receptacles approved by Lessor. Lessee shall pay all costs, fines, and penalties that may be imposed by reason of Lessee's failure to comply with this provision.

9. Lessee shall not allow curtains, draperies, blinds, shutters, shades, screens, or other coverings, hangings, or decorations will be attached to, hung, or placed in, or used in connection with any window of the Building or the Premises unless approved in writing by Lessor. Lessee shall not place any door mat or similar obstruction in a Building Common Area. The sashes, sash doors, skylights, windows, heating, ventilating, and air conditioning vents and doors that reflect or admit light and air into the halls, passageways, or other public places in the Building will not be covered or obstructed by any Lessee. Lessee shall not allow showcases, vending machines, or other articles to be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Lessor.

10. No Lessee and no employee or invitee of any Lessee will go upon the roof of the Building without the prior permission of Lessor and accompanied by maintenance personnel of Lessor.

11. Smoking is not permitted in the Common Areas of the Building including, but not limited to, lobbies, common hallways, restrooms, vending areas, stairwells, elevators, conference rooms, or directly outside near the lobby entrances. Lessee shall be permitted to smoke only in designated smoking areas, established by Lessor, outside of the Building.

12. The Common Area heating and air conditioning systems shall be operated from time to time as designated by Lessor consistent with the standard hours of operation. If Lessee requires heating and air conditioning services within the Premises, Lessor shall provide the additional services at the then applicable rates.

13. Lessor shall replace light tubes and lamps for typical lighting fixtures, at Lessee's expense, if requested by Lessee.

14. No Lessee will employ any person or persons other than the cleaning service of Lessor for the purpose of cleaning the Premises, unless otherwise agreed by Lessor in writing. Except with the written consent of Lessor, no person or persons other than those approved by the Lessor will be permitted to enter the Building for the purpose of cleaning. No Lessee will cause any unnecessary labor by reason of such Lessee's carelessness or indifference in the preservation of good order and cleanliness. If Lessee's actions result in any increased expense for any required cleaning, Lessor reserves the right to assess Lessee for such expenses. Janitorial service will not be furnished on nights to individual offices within the Premises which are occupied after business hours on those nights.

15. The requirements or requests of the Lessee will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of Lessor will not perform any work or do anything outside of their regular duties unless by instruction from Lessor. If Lessor's employees are made available to assist Lessee, Lessee shall pay Lessor for their services at the then applicable hourly rates. Lessor's employees are not required to admit any person, Lessee or otherwise, to any space without specific instruction from the Lessor. Lessee agrees to obtain Lessor's prior approval for access to any Building mechanical, telephone or electrical rooms, and after-hours access by Lessee's contractors.

16. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are strictly prohibited, and each Lessee will cooperate to prevent same. Tenant agrees to cooperate to prevent such activity; however, Lessor in its sole discretion may allow the occasional distribution of handbills through the Building janitorial service. Lessee, its employees, agents, customers and invitees shall not loiter or solicit in the Common Areas, nor shall Lessee distribute any handbills or other advertising on or about the Building.

17. Lessee and its employees shall park their vehicles only in those portions of the parking areas, if any, designated for that purpose by Lessor. Lessor shall designate a marked visitor parking in close proximity to the main entrance to the Building for use by the visitors and guests of all lessees of the Building. Lessor reserves the right to limit visitor parking time by posting the requirements at the visitor parking spaces. Visitor, loading, delivery, fire lanes, ingress and egress areas shall not be utilized for parking by Lessee. Lessor reserves the right to remove vehicles, at Lessee's expense, for any violation of this provision. Lessee and its employees shall obey all posted speed limits, and traffic signs and markings, and park vehicles completely within the marked parking stalls.

18. Lessor shall deliver to Lessee any copies of the rules and regulations or notices as provided by the Forest Green Development Association, Inc. (the "Association") in regards to the Greenways Area. Lessee, its employees, customers, and invitees shall adhere to the rules and regulations of the Association and in no way violate Lessor's membership with the Association.

19. The sidewalks, halls, passages, exits, entrances, retail areas, elevators, escalators, and stairways of the Building will not be obstructed by any lessees or used by any lessee for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, escalators, and stairwells are not for the general public, and Lessor will in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Lessor, would be prejudicial to the safety, character, reputation, and interests of the Building and its lessees; however, such access will be permitted to persons with whom any Lessee normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

20. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of the Lessor, is under the influence of liquor or drugs, is disturbing other tenants in any way, or who shall in any manner do any act of violence or violate any of the rules and regulations of the Building.

21. No Lessee will permit the Premises to be used for lodging or sleeping or for any immoral or illegal purpose. No Lessee will use or permit the use of the Premises in any manner which involves the unusual risk of injury to any person. No cooking will be done or permitted by any Lessee on the Premises, except in area of the Premises which are specially constructed for cooking, and



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

except that use by the Lessee of Underwriters' Laboratory - approved microwave equipment or equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted so long as such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

22. The toilet rooms, toilets, urinals, wash bowls, and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in them. All damages resulting from any misuse of the fixtures will be borne by the Lessee who, or whose servants, employees, agents, visitors, or licensees, have caused the damage.

23. Lessee shall not in any way mar or deface any part of the Premises, the Building, or any parts thereof or fixtures therein. Lessee agrees, at its expense, to repair, paint, replaster or otherwise restore to the condition existing at the Commencement Date any damage caused by the violation of this rule, ordinary wear and tear excepted. Without the prior written consent of Lessor, no Lessee will lay linoleum, or other similar floor covering. In those portions of the Premises in which carpet or vinyl floor covering has been provided directly or indirectly by Lessor, Lessee will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters. Lessee shall periodically shampoo the carpet to maintain a neat and clean appearance. Upon request, Lessor can provide this carpet cleaning service at the then applicable rates or Lessee, after notice to Lessor and subject to Lessor's requirements, may elect to use a contractor to perform this service after normal business hours. Lessee shall be responsible for the periodic "touch-up" of paint within the Premises to maintain a neat and clean appearance.

25. Lessee will ensure that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are carefully and entirely shut off before Lessee or Lessee's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Lessee will make good all injuries sustained by other lessees or occupants of the Building or Lessor. On multiple-tenancy floors, all lessees will keep the doors to the Building corridors closed at all times except for ingress and egress.

26. Lessee agrees that Lessor shall not be responsible for lost or stolen personal property, money or jewelry from the Premises or Building regardless of whether such loss occurs when the area is locked against entry or not.

27. Lessor may from time to time adopt appropriate systems and procedures for the security or safety of the Building, Lessee, and any persons occupying or entering the Building, or using any equipment in the Building. Lessee will comply with such systems and procedures. Lessee shall specifically comply with the Building life safety program established by Lessor, including without limitation fire drills, training programs and fire warden staffing procedures, and shall exercise all reasonable efforts to cause all Lessee's employees, invitees and guests to comply with such program. Lessee shall supply to Lessor the name, address and phone number of individuals who should be contacted in an emergency, as well as of individuals requiring special assistance in an emergency. Lessee authorizes Lessor to relinquish said information to the Police Department and Fire Department in case of an emergency.

28. All persons entering or leaving the Building after standard hours of operation including Saturday, Sunday, and holidays will comply with such off-hours security regulations as Lessor may establish and modify from time to time. Lessor reserves the right to limit or restrict access to the Building during such time periods. Lessor may utilize an outside agency to control access to the Building after-hours. Lessor does not assume any responsibility from, and shall not be liable for, any damage resulting for an error in regard to any identification of Lessee or its employees and from admission to, or exclusion form, the Building by such outside agency.

29. No Lessee will use or keep in the Premises or the Building any kerosene, gasoline, or flammable or combustible or explosive fluid or material or chemical substance other than limited quantities reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in normal operation of the Premises. Without Lessor's prior written approval, no Lessee will use any method of heating or air conditioning other than that supplied by Lessor. No Lessee will use or keep or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors, or vibrations, or interference in any way with other lessees or those having business in the Building.

30. Lessor will have the right to prohibit any advertising of the business, profession or activities by Lessee, which in Lessor's reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Lessor, Lessee will discontinue such advertising. Lessee shall not use the name of the Building for any purpose other than that of a business address of Lessee, and shall not use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Lessor's express written consent. Any violation of this rule may be restrained by injunction.

31. Lessee will not bring or keep any animals, except service animals for persons with a disability, or birds into the Building. In the event a service animal is required regularly in the Premises, Lessee shall so advise Lessor.

32. Lessee will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Lessor for such purposes.

33. Whenever Lessee submits to Lessor any plan, agreement, or other document for the Lessor's consent or approval after the Commencement Date, Lessee agrees to pay Lessor as Additional Rent, on demand, a processing fee in the sum equal to the reasonable fee of the architect, engineer, or attorney employed by Lessor to review the plan, agreement, or document.

34. No act or thing done or omitted to be done by Lessor or Lessor's agent during the term of the Lease in connection with the enforcement of these Rules and Regulations will constitute an eviction by Lessor of any lessee nor will it be deemed an acceptance of surrender of the Premises by any lessee. No agreement to accept such termination or surrender will be valid unless in a writing signed by Lessor. The delivery of keys to any employee or agent of Lessor will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Lessor approving the termination or surrender.

35. Lessee agrees that it shall not willfully do or omit to do any act or thing which shall discriminate or segregate upon the basis of race, color, sex, creed, or national origin in the use and occupancy or in any subleasing or subletting in the Premises.



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

36. Lessor agrees that these Rules and Regulations shall be enforced against all lessees in a nondiscriminatory manner. Lessee shall be deemed to have read these rules and to have agreed to abide by them as a condition of its occupancy of the Premises.

37. Lessor reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations, which shall be consistent with the Lease, as in its judgement may from time to time be needed or desirable for the care of the Premises, Common Areas, and the Building. Such rules and regulations, when made and upon advance written notice to Lessee, shall be binding upon Lessor and Lessee in the like manner as if originally set forth herein.

38. If any part of the Premises is used for the preparation and/or sale of food, including without limitation the operation of a restaurant, snack shop, or cafeteria, the following apply: (i) Lessee shall provide its own garbage containers and waste removal service for the disposal of food scraps, oil, grease, and other such refuse, at Lessee's expense. Garbage containers shall be leak tight and of a type that do not permit or attract insects, bugs or rodents;
(ii) Lessee shall store soiled or dirty linen in approved fire rated metal containers with self-closing fusible link covers; (iii) The plumbing and other facilities within or serving the Premises shall not be used for any purposes other than that for which they were constructed, and no foreign substances of any kind shall be thrown therein including any such substance as prohibited by the County Sewer District. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee. Grease traps are required, which shall not be less than monthly. Lessee shall provide documentation in a form suitable to Lessor indicating that pest control service is being performed. If it shall be necessary for Lessor to supplement or provide said pest control services, such work shall be performed and charged to Lessee as "Additional Rent."

                                 END OF EXHIBIT



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

                                    EXHIBIT I

                            ------------------------

                   SUBORDINATION, NON-DISTURBANCE & ATTORNMENT


                         SUBORDINATION, NON-DISTURBANCE
                             & ATTORNMENT AGREEMENT


     THIS AGREEMENT, made effective as of the ___ day of _____, 2000, by and between __________________________________, with its principal offices at
_____________________________ ("Tenant") and ______________________, a national banking association, whose mailing address is ________________________, and/or its participants, successors or assigns ("Lender").

                                   WITNESSETH

     WHEREAS, by Lease dated ________________ (hereinafter referred to as the "Lease"), _________________________ ("Landlord") leased and rented to Tenant the real property commonly known as ________________________, a legal description of which is attached hereto as Exhibit A ( the "Property" ); and

                  WHEREAS, ________________ ("Landlord") has obtained or will obtain a loan from Lender secured by, among other things, a mortgage on the Property (the "Mortgage"), and as a condition to making such loan, it was agreed between Landlord and Lender that Landlord would obtain from Tenant certain written agreements; and

                  WHEREAS, Tenant and Lender desire hereby to establish certain rights, safeguards, obligations and priorities with respect to their respective interests by means of the following agreement.

     NOW THEREFORE, for and in consideration of the premises and of the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant and Lender agree as follows:

         1. The Lease and the rights of Tenant thereunder are and shall be subject and subordinate to the lien of the Mortgage and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder, to the full extent of the principal sum, interest thereon and other amounts from time to time secured thereby, and to any renewal, substitution, extension, modification or replacement thereof, including any increase in the indebtedness secured thereby or any supplements thereto. In the event that Lender or any other person (the Lender, any other such person and their successors and assigns being referred to herein as the "Purchaser") acquires title to the Property pursuant to the exercise of any remedy provided for in the Mortgage or by reason of the acceptance of a deed in lieu of foreclosure, Tenant covenants and agrees to attorn to and recognize and be bound to Purchaser as its new Landlord, and subject to the other terms, provisions and conditions of this Agreement, the Lease shall continue in full force and a effect as a direct Lease between Tenant and Purchaser.

         2. So long as the Lease is in full force and effect and Tenant shall not be in default under any provision of the Lease or this Agreement, and no event occurred which has continued to exist for a period of time (after notice, if any, required by the Lease) as would entitle Landlord to terminate the Lease or would cause without further action by Landlord the termination of the Lease, or would entitle Landlord to dispossess the Tenant thereunder:

     a. the right of possession of Tenant to the Property shall not be terminated or disturbed by any steps or proceedings taken by Lender in the exercise of any of its rights under the Mortgage;

     b. the Lease shall not be terminated or affected by said exercise of any remedy provided for in Mortgage, and Lender hereby covenants that any sale by it of the Property pursuant to the exercise of any rights and remedies under the Mortgage or otherwise, shall be made subject to the Lease and the rights of Tenant thereunder.

         3.       In no event shall Lender or any other Purchaser be:

     a. liable for any act or commission of any prior landlord;

                  b. liable for the return of any security deposit which has not been delivered to the Purchaser;

                  c. subject to any offsets or defenses which the Tenant might have against any prior landlord;

                  d. bound by any payment of rent or additional rent which the Tenant might have paid to any prior landlord for more than the current month (other than payments of estimated Operating Expenses).

         4. Tenant agrees to give prompt written notice to Lender of any default by the Landlord under the Lease which would entitle Tenant to cancel the Lease or abate the rent payable thereunder, and agrees that notwithstanding any provision of Lease, no notice of cancellation thereof shall be effective unless Lender has received the notice aforesaid and has failed within 30 days of the date of receipt thereof to cure, or if the default cannot be cured within 30 days, has failed to commence and to pursue diligently the cure of the Landlord's default which gave rise to such right of cancellation of abatement. Tenant further agrees to give such notices to any successor-in-interest of Lender, provided that such successor-in-interest shall have given written notice to Tenant of its acquisition of Lender's interest in the Mortgage and designated the address to which such notices are to be sent.

         5. Tenant acknowledges that the Landlord has executed and delivered or will execute and deliver to Lender an Assignment of Rents and Leases conveying the rentals under the Lease as additional security for said loan, and Tenant hereby expressly consents to and recognizes such Assignment, and agrees to pay the rent to Lender or its nominee whenever Lender claims or requests the rent under the terms of said assignment.

         6. Tenant agrees that it will not, without the prior written consent of Lender, do any of the following, and any such purported action without such consent shall be void as against Lender;

                  a. make a prepayment in excess of one month of base rent thereunder; or

                  b. subordinate or permit subordination of the Lease to any lien subordinate to the Mortgage; or

                  c. make or enter into any amendment or modification or termination of the Lease.

                  d. assign or sublease without Lender's consent (which shall not be withheld if to one of equal or greater creditworthiness) and which shall not be unreasonably



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee:

                           withheld so long as a Subordination, Non-Disturbance & Attornment Agreement in this form is executed by the assignee or sublessee.

         7. Tenant agrees to certify in writing to Lender, upon request, whether or not any default on the part Landlord exists under the Lease and the nature of any such default. Tenant states that as of the date, the Lease is in full force and effect without modification, a copy of said Lease being attached hereto. Tenant further states as follows;

                                    a. Tenant is the tenant under the Lease for space in the above-referenced Property demising approximately _____________ rentable square feet of space (the "Premises"). The monthly base rent presently is $_________________ per month.

                                    b. Tenant has accepted possession of the Premises pursuant to the Lease. The term commenced on ______________________. The termination date of the Lease term,
                                    excluding renewals and extensions, is
                                    _____________. Tenant (has) (does not have) the right to extend or renew the Lease for __________(__) __________(___) year period(s).

                                    c. Any improvements required by the terms of the Lease to be made by Landlord, and/or any subsequent Landlord, have been completed to the satisfaction of Tenant in all respects, and the Landlord or subsequent Landlords have fulfilled all of their duties under the Lease.

                                    d. The Lease has not been assigned,
                                    modified, supplemented of amended in any way by Tenant, except as described on the attached sheet (if any). The Lease constitutes the entire agreement between the parties and there are no other agreements concerning the Premises, and Tenant is not entitled to receive any concession or benefit (rental or otherwise) or other similar compensation in connection with renting the Premises other than as set forth in the Lease.

                                    e. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, no party thereto, their successors or assigns is presently in default thereunder. Tenant has no defense, set-off or counterclaim against Landlord arising out of the Lease or in any way relating thereto, and no event had occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

                                    f. No rent or other sum payable under the Lease has been paid more than one month in advance.

                                    g. The amount of the security deposit, if any, to secure Tenant's performance under the Lease is $___________________.

         8. The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of either party hereto. However, Tenant agrees to execute and deliver to Lender or to any person to whom Tenant herein agrees to attorn such other instruments as either shall request in order to effect said provisions.

         9. The agreements herein contained shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, successors-in-interest and assigns, and, without limiting such, the agreements of Lender shall specifically be binding upon any purchaser of the Property at foreclosure or otherwise.

         10. This Agreement may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

         11.      This Agreement may be signed in counterparts.

         12. If any term or provision of this Agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby, but each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law.

         13. All notices, statements and other communications to be given under the terms of this agreement shall be in writing and delivered by hand against written receipt or sent by certified mail, return receipt requested, postage prepaid and addressed as provided in the first paragraph of this Agreement, or at such other address as from time to time designated by the party receiving the notice.

     IN WITNESS WHEREOF, Tenant and Lender have caused this instrument to be executed as of the day and year first above written.

                                       TENANT:


                                       By:
-----------------------                Name:
Witness                                Its:

-----------------------
Witness

                                       LENDER:


                                       By:
----------------------                 Name:
Witness                                Its:

----------------------
Witness

                                       LANDLORD:


                                       By:
----------------------                 Name:
Witness                                Its:

----------------------
Witness



                                                                     Lessor:

Forest Green/Ormsby I Lease                                          Lessee: